                          REVOLVING CREDIT AGREEMENT
                          --------------------------

THIS AGREEMENT, made this 28th day of February, 1996, by and between IDS/JONES GROWTH PARTNERS 87-A, LTD., a Colorado limited partnership, with offices at 9697 East Mineral Avenue, Englewood, Colorado 80112 (the "Borrower"), and COLORADO NATIONAL BANK, a national banking association with offices at 918 17th Street, Denver, Colorado 80202 (the "Bank").


                                  WITNESSETH

WHEREAS, Borrower owns certain cable television franchises, related contract rights and operating cable television properties and systems in Placer County, California, and the City of Roseville, California, as defined below, the "System");

WHEREAS, Borrower desires to borrow $10,000,000.00 for the purpose of refinancing existing debt and obtaining working capital; and

WHEREAS, Bank is willing to lend $10,000,000.00 to Borrower subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereby agree as follows:

1.      DEFINITIONS.  When used in this Agreement, the following terms shall
        -----------
have the meaning set forth below; financial and accounting terms used in the following definitions or elsewhere in this Agreement, except as otherwise provided herein, shall be defined in accordance with generally accepted accounting principles consistently applied.

1.1     "Advance Request Form" shall mean the certificate to be delivered by
         --------------------
        Borrower to Bank as a condition of each advance of the Loan pursuant to
        Section 2.6 hereof and in the form of Exhibit A attached hereto.
                                              ---------

1.2     "Agreement" shall mean this Agreement and all the exhibits hereto, as
         ---------
        amended from time to time.

1.3     "Annualized Operating Cash Flow" shall mean at any time four (4) times
         ------------------------------
        Borrower's Operating Cash Flow for the most recent fiscal quarter.

1.4     "Bank" shall mean Colorado National Bank, a national banking association
         ----
        and its successors and assigns.

1.5     "Basic Rate" shall mean the minimum standard monthly fees and charges
         ----------
        for "basic service" (as such term is commonly understood in the cable television industry) charged to Basic Subscribers.

1.6     "Basic Subscribers" shall mean the subscribers in the System who are (a)
         -----------------
        currently receiving cable television signals supplied by Borrower; (b) have commenced payment for such signals at the Basic Rate or the Expanded Basic Rate, directly or indirectly, under subscriptions with Borrower; and (c) are not sixty (60) or more days delinquent in payments as determined on a contractual basis. In the case of commercial buildings, such as hotels or motels, or in the case of multiple residential dwellings, such as apartment houses and multifamily homes, which do not obtain reduced bulk service rates, each separate guest unit or dwelling unit receiving services shall be counted as one subscriber. The number of subscribers in a commercial building or in a multiple residential dwelling which does obtain a reduced bulk service rate shall be obtained by dividing (a) the aggregate dollar amount of monthly subscribers' fees paid on account of such commercial building or multiple residential dwelling for basic service by (b) the applicable Basic Rate for the System in which such building or dwelling is located. Except for discounts to senior citizens less than 20% of the otherwise applicable rate, residential households (other than a multiple residential dwelling) paying for services on a discounted basis or under any form of deferred payment arrangement shall not be included.

1.7     "Borrower" shall mean IDS/Jones Growth Partners 87-A, Ltd., a Colorado
         --------
        limited partnership.

1.8     "Capital Lease" shall mean capital leases and subleases as defined in
         -------------
        the Financial Accounting Standards Board Statement of Financial Accounting Standards No.13, dated November, 1976.

1.9     "Collateral Assignment" shall mean that certain Collateral Assignment of
         ---------------------
        Management Agreement and Consent of even date herewith executed by Jones and consented to by Jones Intercable.

1.10    "Commitment" shall mean the maximum aggregate principal amount which
         ----------
        Bank has agreed to advance at any one time under Section 2.1 hereof.

1.11    "Communications Act" shall mean the Federal Communications Act of 1934,
         ------------------
        as amended, and the rules and regulations promulgated thereunder, as from time to time in effect.

1.12    "Copyright Act" shall mean Title 17 of the United States Code, as
         -------------
        amended, and the rules and regulations promulgated thereunder, as from time to time in effect.

1.13    "Debt Service" shall mean, for each twelve-month period ending on the
         ------------
        last day of a fiscal quarter, the sum of all principal and interest payments due on Funded Debt during such period.

1.14    "Depreciation" shall mean for any fiscal quarter of Borrower, the sum of
         ------------
        all Borrower's depreciation and amortization expenses for such quarter, as determined in accordance with GAAP.

1.15    "ERISA" shall mean the Employee Retirement Income Security Act of 1974,
         -----
        as amended, and the rules and regulations promulgated thereunder, or from time to time in effect.

1.16    "ERISA Affiliate" shall mean any employer, whether or not incorporated,
         ---------------
        which is considered a single employer with Borrower under Titles I, II, or IV of ERISA.

1.17    "Event of Default" shall have the meaning set forth in Section 7.1
         ----------------
        below.

1.18    "Expanded Basic Rate" shall mean the minimum standard monthly fees and
         -------------------
        charges for "expanded basic service" (as such term is commonly understood in the cable television industry) charged to Basic Subscribers.

1.19    "FCC" shall mean the Federal Communications Commission.
         ---

1.20    "Funded Debt" shall mean, at any time as of which such sum is being
         -----------
        computed, the sum of all of Borrower's principal indebtedness for
        (a) borrowed money other than trade indebtedness or accrued liabilities incurred in the normal and ordinary course of business for value received or indebtedness which has been expressly subordinated to the indebtedness owing to Bank, (b) Capital Leases, and (c) installment purchases of real or personal property.

1.21    "GAAP" shall mean generally accepted accounting principles as from time
         ----
        to time in effect, consistently applied, which shall include the official interpretations thereof by the Financial Accounting Standards Board.

1.22    "Gross Operating Revenues" shall mean, for any period for which such sum
         ------------------------
        is being computed, the sum of all revenues of Borrower during such period determined in accordance with GAAP.

1.23    "Home Office Allocations" shall mean, for any period for which such sum
         -----------------------
        is being computed, the amount of reimbursement payable by Borrower to Jones Intercable for general overhead and administrative expenses pursuant to Section 4.2 of the Partnership Agreement during such period.

1.24    "IDS" shall mean IDS Cable Corporation, a Minnesota corporation, which
         ---
        is the Supervising General Partner of Borrower.

1.25    "Jones" shall mean Jones Cable Corporation, a Colorado corporation,
         -----
        which is the Managing General Partner of Borrower.

1.26    "Jones Intercable" shall mean Jones Intercable, Inc., a Colorado
         ----------------
        corporation, and the owner of 100% of the outstanding stock of Jones.

1.27    "Loan" shall mean the outstanding principal balance of indebtedness
         ----
        advanced under the Commitment.

1.28    "Local Authorities" shall mean individually and collectively the
         -----------------
        California state and local authorities which govern cable television systems.

1.29    "Management Fees" shall mean for any period for which such sum is being
         ---------------
        computed the amount of management fees payable by Borrower to Jones pursuant to Section 4.1 of the Partnership Agreement.

1.30    "Net Income" shall mean for any fiscal quarter of Borrower, Borrower's
         ----------
        net profit after taxes for such quarter, as determined in accordance with GAAP.

1.31    "Note" shall mean Borrower's promissory note evidencing Borrower's
         ----
        indebtedness to Bank under the Loan, in the form attached hereto as Exhibit B.
        ---------

1.32    "Operating Cash Flow" shall mean, for any fiscal quarter of Borrower,
         -------------------
        the sum of the following items for such quarter: (a) Net Income,
        (b) income taxes, (c) Depreciation, (d) interest expense of Borrower,
        (e) Management Fees, and (f) Home Office Allocations, less any non-cash gains or income of Borrower determined in accordance with GAAP.

1.33    "Partnership Agreement" shall mean the IDS/Jones Growth Partners Program
         ---------------------
        Limited Partnership Agreement dated as of September 15, 1987, as it may be amended from time to time, by and among Jones, as Managing General Partner, IDS, as Supervising General Partner, and certain other parties identified therein, as limited partners.

1.34    "Restricted Payments" shall mean redemptions, repurchases, dividends and
         -------------------
        distributions of any kind in respect of partnership interests in Borrower.

1.35    "Security Agreement" shall mean that certain Security Agreement of even
         ------------------
        date herewith executed by Borrower in favor of Bank.

1.36    "Subordination Agreements" shall mean the Subordination Agreements of
         ------------------------
        even date herewith executed by Jones and Jones Intercable, in favor of Bank.

1.37    "Subsidiary" shall mean any corporation of which the Borrower, directly
         ----------
        or indirectly, owns more than 50% of any class or classes of securities.

1.38    "System" shall mean collectively Borrower's cable television franchises,
         ------
        properties and systems in and around Placer County, California, and the City of Roseville, California, as more particularly described in Exhibit C hereto.

1.39    "Termination Date" shall mean the earlier of December 31, 2003 or the
         ----------------
        date on which the Commitment is terminated pursuant to Section 2.7 hereof.

2.      LOAN.
        ----

2.1     The Facility. From time to time prior to the Termination Date and
        ------------
        subject to the terms and conditions herein, Bank will loan funds to Borrower and Borrower may repay at the office of Bank specified above and reborrow under a revolving loan facility in an aggregate principal amount not to exceed at any time outstanding the amount of the Commitment. Prior to March 31, 1999, the Commitment shall be Ten Million Dollars ($10,000,000.00). The Commitment shall be reduced on the last day of each calendar quarter commencing with the calendar quarter ending March 31, 1999, and continuing on the last day of each calendar quarter thereafter, by the following amounts:

                                                  Amount of
        Year                                 Quarterly Reduction
        ----                                 -------------------

        3/31/99 through 12/31/99                   $250,000
        3/31/2000 through 12/31/2000               $375,000
        3/31/2001 through 12/31/2001               $500,000
        3/31/2002 through 12/31/2002               $625,000
        3/31/2003 through 12/31/2003               $750,000

2.2     Promissory Note. The indebtedness of Borrower to Bank under the Loan
        ---------------
        will be evidenced by a Note executed by Borrower in favor of Bank in the form of Exhibit B hereto. The original principal amount of the Note will be the amount of the Commitment; provided, however, that notwithstanding the face amount of the Note, Borrower's liability under the Note shall be limited at all times to its actual indebtedness, principal and interest and fees, then outstanding hereunder and thereunder.

2.3     Use of Proceeds. Funds advanced under the Loan may be used for any
        ---------------
        purposes not prohibited by this Agreement.

2.4     Repayment.
        ---------

        (a) Commencing with the calendar quarter ending March 31, 1999, and on the last day of each calendar quarter thereafter, there shall be due and payable such amounts of principal, if any, as are necessary to reduce the outstanding principal balance of the Note to an amount equal to the reduced Commitment taking effect on such date pursuant to Section 2.1 of this Agreement.

        (b) Notwithstanding the preceding portion of this Section 2.4, in the event that Bank shall have terminated the Commitment upon the occurrence of any Event of Default hereunder, the aggregate outstanding balance of the Note shall be due and payable on the date of Bank's declaration of the Event of Default and termination of the Commitment.

2.5     Interest. The Loan shall bear interest on the outstanding principal
        --------
        amount thereof in accordance with the following provisions:

        (a)  Definitions. As used herein, the following words and terms shall
             -----------
             have the meanings specified below:

               (i)   "Adjusted Libor Rate" shall mean the Libor Rate plus one
                      -------------------
                     and one-quarter percent (1-1/4%) per annum.

              (ii)   "Business Day" shall mean any day not a Saturday, Sunday or
                      ------------
                     public holiday under the laws of the State of Colorado on which banks are open for the transaction of business.

             (iii)   "Business Day in London" shall mean a day on which banks in
                      ----------------------
                     London are open for the transaction of business.

              (iv)   "Interest Period" shall mean, with respect to the Adjusted
                      ---------------
                     Libor Rate, a period of one (1), two (2), three (3) or six
                     (6) months duration as Borrower may elect; provided, however, that (a) if any Interest Period would otherwise end on a day which shall not be a Business Day in London, such Interest succeeding Business Day in London, subject to clauses (c) and (d) below; (b) interest shall accrue from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires; (c) any Interest Period which would otherwise end on a day which is not a Business Day in London shall extend to the next succeeding Business Day in London unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day in London; and (d) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no corresponding day to the calendar month at the end of the Interest Period) shall end on the last Business Day of a calendar month.

               (v)   "Libor Rate" shall mean the rate per annum (rounded
                      ----------
                     upwards, if necessary, to the next 1/16 of 1%) determined pursuant to the following formula:

                                            LIBOR Rate
                                     ------------------------
                     Libor Rate =     1 - Reserve Percentage

                     For purposes hereof, "LIBOR Rate" shall mean, for any
                                           ----------
                     Interest Period, as applied to a Portion, the arithmetic
                     average of the rates of interest per annum (rounded upwards, if necessary to the next 1/16 of 1%) at which Bank is offered deposits of United States dollars in the London Interbank Market on or about 9:00 a.m. Denver time two (2) Business Days prior to the commencement of such Interest Period in amounts substantially)ally equal to such Portion of the outstanding principal amount of the Loan as to which Borrower may elect the Adjusted Libor Rate to be applicable and with a maturity of comparable duration to the Interest Period selected by Borrower.

              (vi)   "Portion" shall mean a portion of a Loan as to which a
                      -------
                     specific interest rate and, except in the case of a Portion bearing interest at the Reference Rate, Interest Period, has been elected by Borrower.

             (vii)   "Reference Rate" shall mean the rate of interest which has
                      --------------
                     been publicly announced by First Bank National Association in Minneapolis, Minnesota ("FNBA"), from time to time, as its "Reference Rate", which may be a rate at, above or below the rate or rates at which Bank or FNBA lends to other parties.

            (viii)   "Reserve" shall mean for any day that reserve (expressed as
                      -------
                     a decimal) which may be applicable to Bank on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Bank is subject including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject), for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for (i) Bank's negotiable nonpersonal time deposits in United States dollars of $100,000 or more with maturities of comparable duration to the Interest Period elected by Borrower, (ii) deposits of United States dollars in a non-United States office or an international banking facility of Bank used to fund a Portion of the Loan subject to the Adjusted Libor Rate, (iii) any loan made with the proceeds of the deposits described in (ii) above, (iv) the principal amount of or interest on the Loan subject to the Adjusted Libor Rate, or (v) funds transferred from a non-United States office or an international banking facility of Bank to its United States office.

              (ix)   "Reserve Percentage" shall mean, for any day, that
                      ------------------
                     percentage (expressed as a decimal) to which Bank is subject (whether or not actually incurred by Bank) on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Bank is subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject), for determining the reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for Bank's negotiable, non-personal time deposits in United States dollars of $100,000 or more with maturities of comparable duration to the Interest Period selected by Borrower. The Libor Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

        (b)  Interest on Loan. At Borrower's election in accordance with the
             ----------------
             provisions of Section 2.5(c) below, the Loan or any Portion thereof, shall bear interest at either one of the following rates:
             (i) the Adjusted Libor Rate or (ii) the Reference Rate. Any portion of the Loan for which Borrower has not made an election, pursuant to Section 2.5(c) below, shall bear interest at the Reference Rate.

        (c)  Procedure for Determining Interest Periods and Rates of Interest.
             ----------------------------------------------------------------

                (i) If Borrower anticipates that it may elect the Adjusted Libor Rate to be applicable to a new advance of the Commitment or to a Portion which was subject to such rate during an expiring Interest Period or which was subject to the Reference Rate, Borrower must notify Bank at least two (2) Business Days prior to such new advance and/or the commencement of the proposed Interest Period of the rate(s) which Borrower anticipates it may elect to be applicable to such new advance or Portion and the duration of the proposed Interest Period(s). If Borrower anticipates that it may elect the Adjusted Libor Rate to be applicable to such new advance or Portion of the Loan, Borrower must request a quotation of such rate(s) prior to 11:00 a.m. Denver time two (2) Business Days in London as to the Adjusted Libor Rate, prior to such advance and/or the commencement of the proposed Interest Period, and if Borrower desires to elect such rate(s), Borrower must accept such quotation of the Adjusted Libor Rate no later than 1:00 p.m. Denver time on the date such quotation is given by Bank. If Borrower does not provide the applicable notice for the Adjusted Libor Rate, then Borrower shall be deemed to have requested that the Reference Rate shall apply to any Portion which was subject to the rate of interest applicable during an expiring Interest Period and to any new advance of the Commitment until Borrower shall have given proper notice of a change in or determination of the rate of interest in accordance with this Section 2.5(c).

               (ii) Borrower shall not request, and Bank shall not be required to provide, an indication or quotation with respect to a specified rate of interest for a Portion in an amount less than

                       $100,000 for an Adjusted Libor Rate. Borrower shall not elect more than four (4) different Portions (other than a Portion bearing interest at the Reference Rate) to be applicable to the Loan.

              (iii) Upon an election of the Adjusted Libor Rate made by Borrower pursuant to subparagraph (c) (i) above, such rate shall apply to the applicable Portion of the Loan unless Bank is unable to obtain the necessary funding for such rate, in which event Bank will so notify Borrower and interest will accrue at the Reference Rate.

        (d)  Payment and Calculation of Interest. With respect to Portions of
             -----------------------------------
             the Loan which bear interest at the Adjusted Libor Rate, Borrower shall pay interest upon the expiration of the Interest Period for each Portion; with respect to Portions of the Loan which bear interest at the Reference Rate, Borrower shall pay interest with respect to each outstanding Portion of the Loan on a quarterly basis on the last day of each calendar quarter, commencing with the last day of the calendar quarter in which this Agreement is executed, and continuing on the last day of each March, June, September and December thereafter until maturity and thereafter upon demand. If any Event of Default shall occur and be continuing, and the Loan is not paid when due, each of the Adjusted Libor Rate and the Reference Rate shall be increased by two percent (2%) per annum (but not in excess of the maximum rate allowed by applicable law) and interest shall be payable at the relevant rate on the Loan or each Portion thereof until the Loan has been paid in full. Interest shall be calculated in accordance with the provisions of
             Section 2.5(b) on the basis of the actual number of days elapsed over a year of, (i) with respect to Portions of the Loan bearing interest at the Adjusted Libor Rate, three hundred sixty (360) days, and (ii) with respect to Portions of the Loan bearing interest at the Reference Rate, three hundred sixty-five (365) days, or three hundred sixty-six (366) days, as the case may be.

        (e)  Reserves. If at any time the Loan or any Portion of the Loan
             --------
             outstanding hereunder is subject to the Adjusted Libor Rate, and Bank is subject to and incurs a Reserve, Borrower hereby agrees to pay within five (5) Business Days of demand thereof from time to time, as billed by Bank, such additional amount as is necessary to reimburse Bank for its costs in maintaining such Reserve. Such amount shall be computed by taking into account the cost incurred by Bank in maintaining such Reserve in an amount equal to the Portion on which such Reserve is incurred. The determination by Bank of such costs incurred shall be prima facie evidence of the correctness of the fact and amount of such additional cost.

        (f)  Special Provisions Applicable to Adjusted Libor Rate. The following
             ----------------------------------------------------
             special provisions shall apply to the Adjusted Libor Rate:

               (i)   Change of Libor Rates.  The Adjusted Libor Rate may be
                     ---------------------
                     automatically adjusted by Bank on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including but not limited to changes in tax laws (except corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), including the Reserve Percentage but excluding the Reserve, that increase the cost to Bank of funding the Loan or a Portion thereof bearing interest at the Adjusted Libor Rate. Bank shall give Borrower notice of such a determination and adjustment and Borrower may, by notice to Bank (a) require Bank to furnish to Borrower a statement setting forth the basis for adjusting such Adjusted Libor Rate and the method for determining the amount of such adjustment; and/or (b) repay the Portion of the Loan with respect to which such adjustment is made pursuant to the requirements of Section 2.8 hereof.

              (ii)   Unavailability of Eurodollar Funds. In the event that
                     ----------------------------------
                     Borrower shall have requested a quotation of the Adjusted Libor Rate in accordance with Section 2.5(c) hereof and Bank shall have reasonably determined that Eurodollar deposits equal to the amount of the principal of the Loan, or a Portion thereof, and for the Interest Period specified are unavailable or that the Adjusted Libor Rate will not adequately and fairly reflect the cost of making or maintaining the principal amount of the Loan specified by Borrower during the Interest

                     Period specified or that by reason of circumstances affecting Eurodollar markets, adequate and reasonable means do not exist for ascertaining an Adjusted Libor Rate applicable to the specified Interest Period, Bank shall promptly give notice of such determination to Borrower that the Adjusted Libor Rate is not available. A determination by Bank hereunder shall be prima facie evidence of the correctness of the fact.

             (iii)   Illegality. In the event that it becomes unlawful for Bank
                     ----------
                     to maintain Eurodollar liabilities sufficient to fund any Portion of the Loan subject to the Adjusted Libor Rate, then Bank shall immediately notify Borrower thereof and Bank's obligations hereunder to advance funds or maintain the Loan or a Portion thereof at the Adjusted Libor Rate shall be suspended until such time as Bank may again cause the Adjusted Libor Rate to be applicable to any Portion of the outstanding principal balance of the Loan and any Portion shall then be subject to the Reference Rate.

        (g)  Minimizing Additional Cost.  To the extent reasonably possible,
             --------------------------
             Bank will use its best efforts to minimize any additional costs which may arise under either subparagraphs (e) or (f) above.

2.6     Advances. In addition to the notice required under Section 2.5(c) hereof
        --------
        with respect to interest rate elections, Borrower shall give Bank at least one (1) Business Day's prior notice, in case of a Reference Rate advance, and two (2) Business Days' prior notice, in case of an Adjusted Libor Rate advance, of each requested new advance under the Commitment, such request to be confirmed in writing and received by Bank within five
        (5) Business Days after the date of the advance by delivering to Bank an Advance Request Form certified by the President, Vice President/Finance or Treasurer of Jones, in the form attached hereto as Exhibit A, containing the following information and representations, which must be true and correct as of the date of the requested advance:

        (a) the aggregate amount of the requested advance, which shall be in multiples of $25,000 or, if less, the unborrowed balance of the Commitment for a Portion subject to the Reference Rate, and of not less than $100,000, for a Portion subject to the Adjusted Libor Rate;

        (b) confirming the interest rate(s) Borrower has elected to apply to the new advance and, if more than one interest rate has been elected, the amount of the Portion as to which each interest rate shall apply; and

        (c) representations that (i) the representations and warranties set forth in Section 3 hereof are true and correct; (ii) no Event of Default hereunder, or event which with the passage of time or the giving of notice or both would constitute an Event of Default hereunder, has occurred and is then continuing; and (iii) there has been no material adverse change in Borrower's financial condition or business since the date hereof.

2.7     Reduction and Termination of Commitment. Borrower shall have the right
        ---------------------------------------
        at any time and from time to time, upon three (3) Business Days' prior written notice to Bank, to reduce the amount of the Commitment in whole or in part without penalty or premium, provided that on the effective date of such reduction, Borrower shall make a prepayment of the Loan in an amount, if any, by which the aggregate outstanding principal balance of the Loan exceeds the amount of the Commitment as then so reduced, together with accrued interest on the amount so prepaid; provided that in the event of such a prepayment of a Portion of the Loan upon which interest is determined by reference to the Adjusted Libor Rate prior to the end of the applicable Interest Period, Borrower shall reimburse Bank for any costs and expenses incurred by Bank on account of such prepayment, including but not limited to funding costs. Bank shall have the right to terminate the Commitment at any time, in its discretion and upon notice to Borrower, upon the occurrence of any Event of Default hereunder. Any termination or reduction of the Commitment shall be permanent, and the Commitment cannot thereafter be restored or increased without the written consent of Bank.

2.8     Prepayments.
        -----------

        (a) Subject to the provision of subsection (b) below, Borrower may pay or prepay the outstanding principal balance under the Loan at any time without premium or penalty, and such payments or prepayments shall not reduce the Commitment (other than as it may have been reduced pursuant to Section 2.1 above) and may be reborrowed. All principal payments or repayments shall be applied first to any Portion bearing interest at the Reference Rate, with any remaining amounts of the payment or prepayment to then be applied to any Portion(s) bearing interest at the Adjusted Libor Rate. Except for a prepayment required to be made by

             Borrower pursuant to paragraph 2.8 (b) hereof, payments or prepayments shall be in multiples of $25,000, but not less than $100,000 if subject to the Adjusted Libor Rate. Borrower shall notify Bank at least one (1) Business Day in advance of such payment.

        (b) If a Portion of the Loan upon which interest is determined by reference to the Adjusted Libor Rate is repaid or prepaid other than at the end of the applicable Interest Period (including repayment or prepayment by reason of acceleration or otherwise), Borrower shall reimburse Bank for any costs and expenses incurred by Bank on account of such repayment or prepayment, including but not limited to funding costs.

2.9     Payments in Available Funds.  All payments and prepayments shall be made
        ---------------------------
        by Borrower at the offices of Bank specified above no later than 2:00 p.m. Denver time and in immediately available funds.

2.10    Fees.  Borrower shall pay Bank a fee of $50,000 upon execution of this
        ----
        Agreement. In addition, from the date hereof until the Loan is paid in full, Borrower shall pay Bank a commitment fee at the rate of three-eighths of one percent (3/8%) per annum on the unborrowed portion of the Commitment, which shall be payable at the offices of the Bank specified above, quarterly, in arrears as billed by the Bank. The commitment fee shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty-five (365) days or three hundred sixty-six (366) days, if applicable, and shall be payable on the last day of each March, June, September and December, commencing the last day of the calendar quarter in which this Agreement is executed.

2.11    Collateral.  The repayment of all of Borrower's indebtedness to Bank
        ----------
        shall be secured by first priority security interests (the "Security Interests") in all real estate, fixtures, accounts, equipment, inventory and general intangibles (such terms having the meanings given them in the Colorado Uniform Commercial Code) including all of the cable television franchises relating to the System, now owned or hereafter acquired by Borrower, and in all proceeds thereof (the "Collateral"). The Security Interests shall be created and perfected by mortgages, deeds of trust, collateral assignments, security agreements, UCC financing statements, and any other collateral documents deemed necessary or advisable by Bank in its sole discretion, each in form satisfactory to Bank, duly executed by Borrower (the "Collateral Documents"). Hereafter, Borrower shall from time to time execute and deliver to Bank such other documents in form and substance satisfactory to Bank, and perform such other acts, as Bank may reasonably request, to perfect and maintain valid Security Interests in the Collateral.

3.      REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants as
        ------------------------------
        follows:

3.1     Organization and Good Standing.  Borrower is a limited partnership duly
        ------------------------------
        formed and validly existing under the laws of the State of Colorado; and Borrower has the partnership power and authority to carry on its business as now conducted and is qualified to do business in California and in all other states in which the nature of its activities or the character of its properties requires such qualification, except those jurisdictions where the failure to so qualify would not have a material adverse effect on Borrower or its assets.

3.2     Power and Authority; Validity of Agreement.  Borrower has the
        ------------------------------------------
        partnership power and authority under Colorado law and under its Partnership Agreement to enter into and perform this Agreement, the Note and all other agreements, documents and actions required hereunder; and all actions (partnership, corporate or otherwise) necessary or appropriate for the execution and performance by Borrower of this Agreement, the Note and all other agreements, documents and actions required hereunder have been taken, and, upon their execution, the same will constitute the valid and binding obligations of Borrower to the extent it is a party thereto, enforceable in accordance with their terms, and the Collateral Documents will create first priority security interests in the Collateral contemplated in Section 2.11 hereof in favor of Bank.

3.3     No Violation of Laws or Agreements.  The making and performance of this
        ----------------------------------
        Agreement, the Note and the other documents, agreements and actions required of Borrower hereunder will not violate any provisions of any law or regulation, federal, state or local, or the Partnership Agreement or result in any breach or violation of, or constitute a default under, any material agreement by which Borrower or its property may be bound, other than those agreements shown on Exhibit C as requiring consent for the granting of a security interest for which consent has not yet been obtained.

3.4     System.  Borrower owns the System described in Exhibit C attached
        ------
        hereto, which sets forth a description of the franchises, locations and Basic Subscriber counts of the System on the date set forth therein and as supplemented by reports delivered to Bank pursuant to Section 5.4 hereof, a general description of the property and assets comprising the System, including any property leased from others and including the locations of all such property and assets, including, without limitation, headend and office facilities, and the record owners of such locations and descriptions of any leases covering Borrower's lease of any of such property, assets or locations from others.

3.5     Material Contracts.  Borrower is neither a party to nor in any manner
        ------------------
        obligated under any contracts material to its business except the franchises and other agreements identified on Exhibit C hereto, and there exists no material default under any of such contracts.

3.6     Compliance.  Borrower is in compliance in all material respects with all
        ----------
        applicable laws and regulations, federal, state and local (including without limitation those administered by the Local Authorities and the
        FCC), material to the conduct of its business and operations; Borrower possesses all the franchises, permits, licenses, certificates of compliance and approval and grants of authority described on Exhibit C hereto, necessary or required in the conduct of its business, and the same are valid, binding, enforceable and subsisting without any material defaults thereunder and are not subject to any proceedings or claims opposing the issuance, development or use thereof or contesting the validity thereof; and no governmental (federal, state or local) or nongovernmental approvals, waivers or consents material to the conduct of its business and operations, other than the consents set forth on Exhibit C, under the terms of contracts or otherwise, are required by reason of or in connection with its execution and performance of this Agreement, the Note and all other agreements, documents and actions required hereunder.

3.7     Litigation.  Except as disclosed on Exhibit C hereto, there are no
        ----------                          ---------
        actions, suits, proceedings or claims which are pending or, to the best of its knowledge or information, threatened against Borrower which, if adversely resolved, would materially adversely affect either its financial condition or its business.

3.8     Title to Assets.  Borrower has good and marketable title to all of its
        ---------------
        properties and assets free and clear of any liens and encumbrances except as described on Exhibit C hereto, and all such assets are in good order and repair, ordinary wear and tear excepted, and fully covered by the insurance required under Section 5.6.

3.9     Partnership Interests.  The percentages of general partnership interest
        ---------------------
        in Borrower are accurately set forth on Exhibit C attached hereto; all partnership interests in Borrower are validly existing and the creation and sale thereof by Borrower were effected in compliance with all applicable federal and state securities and other applicable laws; and Jones and IDS are the sole general partners of Borrower.

3.10    Financial Information.  Borrower's annual financial statement for the
        ---------------------
        period ended December 31, 1994, and Borrower's unaudited statement for the period ended September 30, 1995, copies of which have been furnished to Bank, have been prepared in accordance with GAAP and fairly present the financial condition of Borrower as of the dates and for the period covered and include all liabilities of any kind of Borrower required to be disclosed in such financial statements, and there have been no material adverse changes in the financial condition or business of Borrower from the date of such statements to the date hereof.

3.11    Taxes and Assessments.  Borrower has filed all required tax returns or
        ---------------------
        has filed for extensions of time for the filing thereof, and has paid all applicable federal, state and local taxes, other than taxes not yet due or which may be paid hereafter without penalty or which are contested in good faith, and has no knowledge of any deficiency or additional assessment in connection therewith not provided for in the financial statements required hereunder.

3.12    Indebtedness.  Other than trade indebtedness and accrued liabilities
        ------------
        incurred in the normal and ordinary course of business for value received, Borrower has no presently outstanding indebtedness or obligations including contingent obligations and obligations under leases of property from others, except the indebtedness and obligations described in Exhibit C hereto and in Borrower's financial statements which have been furnished to Bank and indebtedness pursuant to Capital Leases permitted pursuant to Section 6.2 of this Agreement.

3.13    Management Agreements.  Borrower is a party to no management or
        ---------------------
        consulting agreements for the provision of services to Borrower, other than the Partnership Agreement.

3.14    Investments.  Borrower has no Subsidiaries or investments in or loans to
        -----------
        any other individuals or business entities.


3.15    ERISA.  Except as disclosed on Exhibit C hereto, neither Borrower nor
        -----                          ---------
        any ERISA Affiliate has established or maintained, or has ever made or been obligated to make contributions to, any pension or employee benefit plan (a "Plan") covered by ERISA or any multi-employer plan as defined in Section 4001 of ERISA.

3.16    Fees and Commissions.  Borrower owes no fees or commissions of any kind,
        --------------------
        and knows of no claim for any fees or commissions, in connection with Borrower's obtaining the Commitment or the Loan from Bank, excepting those provided herein.

3.17    No Extension of Credit for Securities.  Neither Borrower nor Jones is
        -------------------------------------
        now, nor at any time has it been engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any securities.


3.18    Hazardous Wastes, Substances and Petroleum Products.
        ---------------------------------------------------

        (a) Borrower (i) has received all permits and filed all notifications necessary to carry on its businesses under, and (ii) is otherwise in compliance in all material respects with, all federal, state or local laws and regulations governing the control, removal, spill, release or discharge of hazardous or toxic wastes, substances and petroleum products, including without limitation as provided in the provisions of the regulations under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Federal Water Pollution Control Act Amendments of 1972 (all of the foregoing enumerated and nonenumerated statutes, including without limitation any applicable state or local statutes, collectively the "Environmental Control Statutes")

        (b) Borrower has not given any written or oral notice to the Environmental Protection Agency ("EPA") or any state or local agency with regard to any actual or imminently threatened removal, spill, release or discharge of hazardous or toxic wastes, substances or petroleum products on properties owned or leased by Borrower or in connection with the conduct of its business and operations (an "Event").

        (c) Borrower has not received notice that it is potentially responsible for costs of clean-up of any actual or imminently threatened spill, release or discharge of hazardous or toxic wastes or substances or petroleum products pursuant to any Environmental Control Statute.


4.      CONDITIONS.  The obligation of Bank to make the advances of the Loan
        ----------
        shall be subject to Bank's receipt of the following documents, each in form and substance satisfactory to Bank:

4.1     Promissory Note and Collateral Documents.  The Note and such Collateral
        ----------------------------------------
        Documents as may be specified by Bank under Section 2.11, each duly executed by Borrower.

4.2     Authorization Documents.  (a) A certified copy of the resolution of the
        -----------------------
        Board of Directors of Jones authorizing Borrower's execution and full performance of this Agreement, the Note and all other documents and actions required hereunder; (b) a certified copy of the resolution of the Board of Directors of Jones Intercable authorizing the execution and full performance by Jones Intercable of the Collateral Assignment and its Subordination Agreement; and (c) incumbency certificates setting forth the officers of each of Jones Intercable and Jones.

4.3     Opinion of Counsel.  An opinion letter from counsel for Borrower and
        ------------------
        Jones substantially in the form of Exhibit D hereto.
                                           ---------

4.4     Insurance.  Certificates of insurance and evidence showing Bank as an
        ---------
        additional insured with respect to all of Borrower's fire, casualty, liability and other insurance covering its respective property and business.

4.5     Franchises and Approvals.  Copies of all Borrower's franchises,
        ------------------------
        certificates of compliance and approvals and material related contracts, licenses and permits necessary or required in connection with the System.

4.6     Subordination Agreements.  Subordination Agreements executed by Jones
        ------------------------
        and Jones Intercable substantially in the form of Exhibit E hereto,
                                                          ---------
        together with appropriate certified board resolutions and a legal opinion substantially in the form of Exhibit F hereto.
                                             ---------

4.7     Advance Request.  As a condition to the first advance and each
        ---------------
        subsequent advance of any of the Loan, the Advance Request Form required under Section 2.6 hereof, and any other documents or information reasonably required by Bank in connection therewith.

4.8     Partnership Agreement.  A copy of the Partnership Agreement, as amended
        ---------------------
        to the date hereof.

4.9     Consent.  A Consent executed by Jones Intercable, consenting to Bank's
        -------
        security interest in that certain Management Agreement between Borrower and Jones Intercable dated as of July 20, 1987, in form satisfactory to Bank.

4.10    Other Documents.  Such additional documents as Bank may reasonably
        ---------------
        request.

5.      AFFIRMATIVE COVENANTS.  Borrower covenants and agrees that so long as
        ---------------------
        the Commitment of Bank to Borrower or any indebtedness of Borrower to Bank is outstanding:

5.1     Existence and Good Standing.  Borrower will preserve and maintain its
        ---------------------------
        existence as a Colorado limited partnership and its good standing in Colorado, California and all other states in which the nature of its activities and the character of its properties requires such qualifications; provided, however, that Borrower shall not be required to qualify in those jurisdictions where the failure to so qualify would not have a material adverse effect on Borrower or its assets. Borrower will preserve the validity of all its franchises, licenses, permits, certificates of compliance or grants of authority material to the conduct of its business.

5.2     Quarterly Financial Statements and Subscriber Reports.  Borrower will
        -----------------------------------------------------
        furnish Bank within seventy-five (75) days of the end of each quarterly fiscal period hereafter (a) unaudited quarterly financial statements, including a balance sheet, an income statement, a statement of cash flow, and the information required to apply the criteria prescribed in Sections 5.13, 5.14 and 5.15 hereof, prepared in accordance with GAAP, together with a certificate executed by the President, Vice President/Finance or Treasurer of Jones stating that the financial statements fairly present the financial condition of Borrower as of the date and for the periods covered and that as of the date of such certificate there has not occurred any Event of Default or any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder; and (b) a report, in form and substance satisfactory to Bank, covering the System and showing (i) the number of Basic Subscribers at the beginning and at the end of such quarter, and (ii) any other information reasonably requested by Bank.

5.3     Annual Financial Statements.  Borrower will furnish Bank within one
        ---------------------------
        hundred and thirty-five (135) days after the close of each fiscal year commencing with fiscal 1995 with audited annual financial statements, including the financial statements and information required under
        Section 5.2 hereof, which financial statements shall be prepared in accordance with GAAP and shall be fully certified by a nationally recognized independent certified public accounting firm.

5.4     Disclosures to Partners.  To the extent not already provided for in
        -----------------------
        Sections 5.2 and 5.3 above, Borrower will furnish to Bank a copy of all information material to Borrower or its financial condition sent to Borrower's limited partners from time to time, within ten (10) days after the date any such information is sent to the limited partners.

5.5     Books and Records.  Borrower will keep and maintain satisfactory and
        -----------------
        adequate books and records of account in accordance with generally accepted accounting practices and principles consistently applied and make or cause the same to be made available to Bank or its agents or nominees at any reasonable time upon reasonable notice for inspection and to make extracts thereof.

5.6     Insurance.  Borrower will keep and maintain all of its property and
        ---------
        assets in good order and repair, ordinary wear and tear excepted, and fully covered by insurance with reputable and financially sound insurance companies against such hazards and in such amounts as is customary in the industry, under policies requiring the insurer to furnish reasonable notice to Bank and opportunity to cure any nonpayment of premiums prior to termination of coverage; and, as required above, furnish Bank with certificates of such insurance and cause Bank to be named as an additional insured thereof.

5.7     Litigation.  Borrower will notify Bank in writing immediately of the
        ----------
        institution of any litigation, the commencement of any administrative proceedings, the happening of any event or the assertion or threat of any claim which would reasonably be expected to have a materially adverse effect on its business, operations or financial condition, or the occurrence of any Event of Default hereunder or an event which with the passage of time or the giving of notice or both would constitute an Event of Default hereunder.

5.8     Taxes.  Borrower will pay and discharge all taxes, assessments or
        -----
        other governmental charges or levies imposed on it or any of its property or assets prior to the date on which any penalty for non-payment or late payment is incurred, unless the same are currently being contested in good faith by appropriate proceedings.

5.9     Costs and Expenses.  Borrower will pay or reimburse Bank for all out-of-
        ------------------
        pocket costs and expenses including all reasonable attorneys' fees and disbursements relating to the filing of any Collateral Documents to create and perfect the Security Interests or which Bank may pay or incur in connection with the preparation and review of this Agreement, all waivers, consents and amendments in connection therewith and all other documentation related thereto and the making of the Loan hereunder; and Borrower will pay or reimburse Bank for all costs and expenses which Bank may pay or incur in connection with the collection or enforcement of the same.

5.10    Compliance.  Borrower will comply in all material respects with all
        ----------
        local, state and federal laws and regulations applicable to its business including, without limitation, Environmental Control Statutes, the Communications Act and all laws and regulations of the FCC and the Local Authorities, the provisions and requirements of all franchises, permits, certificates of compliance and approval issued by regulatory authorities and other like grants of authority held by Borrower, and the requirements of the Copyright Act; and Borrower will notify Bank immediately in detail of any actual or alleged material failure to comply with or perform, or any actual or alleged material breach, violation or default under, any such laws or regulations or under the terms of any of such franchises or grants of authority, or of the occurrence or existence of any facts or circumstances which with the passage of time, the giving of notice or otherwise could create such a breach, violation or default or could occasion the termination of any of such franchises or grants of authority.

5.11    ERISA.  Borrower will comply in all respects with the provisions of
        -----
        ERISA to the extent applicable to any employee benefit plan. Borrower will comply in all respects with the provisions of ERISA to the extent applicable to any Plan maintained for any of Borrower's or a Subsidiary's employees; not incur any accumulated funding deficiency (within the meaning of ERISA and the regulations thereunder) or any liability to the Pension Benefit Guaranty Corporation ("PBGC"); not permit any "reportable event" (as defined in ERISA) or other event to occur which may indicate that its Plans are not sound or which may be the basis for PBGC to assert a liability against it or which may result in the imposition of a lien on its properties or assets; and notify Bank in writing promptly after it has come to the attention of Borrower of the assertion or threat of any "reportable event," the existence of any "reportable threat" or other event which may indicate that a Plan is not sound or may be the basis for PBGC to assert a liability against it or impose a lien on Borrower's properties or assets.

5.12    Other Information.  Borrower will provide Bank with any other documents
        -----------------
        and information, financial or otherwise, reasonably requested by Bank from time to time.

5.13    Funded Debt to Annualized Operating Cash Flow.  Borrower will maintain
        ---------------------------------------------
        as of the last day of each fiscal quarter of Borrower a ratio of Funded Debt to Annualized Operating Cash Flow at the last day of such fiscal quarter not to exceed 4.0:1 through June 30, 1997, 3.5:1 from September 30, 1997 through June 30, 1999, and 3.0:1 thereafter.

5.14    Interest Coverage Ratio.  At all times, Borrower will maintain as of the
        -----------------------
        last day of each fiscal quarter of Borrower a ratio of (a) Operating Cash Flow for such quarter to (b) interest payable on Funded Debt for such quarter, which will not be less than 2.25:1.

5.15    Debt Service Coverage Ratio.  At all times, Borrower will maintain as of
        ---------------------------
        the last day of each fiscal quarter of Borrower a ratio of (a) Annualized Operating Cash Flow to (b) Debt Service, which will not be less than 1.5:1 through December 31, 1997 and thereafter not less than 1.25:1.

6.      NEGATIVE COVENANTS.  So long as the Commitment or any indebtedness  of
        ------------------
        Borrower to Bank remains outstanding hereunder, Borrower covenants and agrees that without Bank's prior written consent, Borrower will not:

6.1     Borrowings.  Borrow any monies except borrowings from Bank hereunder,
        ----------
        borrowings permitted by Section 6.2 and subordinated debt subordinated to the Loan pursuant to the Subordination Agreement.

6.2     Additional Indebtedness.  Create any additional indebtedness other than
        -----------------------
        (a) trade indebtedness in the normal and ordinary course of business for value received, (b) indebtedness to Jones for Management Fees or loans or advances subordinated to the Loan pursuant to the Subordination Agreement, (c) indebtedness to Jones Intercable for Home Office Allocations or loans or advances subordinated to the Loan pursuant to the Subordination Agreement, and (d) other indebtedness, not exceeding, in the aggregate, $750,000, pursuant to capital leases, purchase money obligations and other obligations incurred in the normal course of Borrower's business.

6.3     Guaranties.  Guarantee or assume or agree to become liable in any way
        ----------
        for, either directly or indirectly, any additional indebtedness or liability of others except (a) to endorse checks or drafts in the ordinary course of business and (b) to perform its indemnification obligations pursuant to Section 9.6 of the Partnership Agreement.

6.4     Loans.  Make any loans or advances to others, except Borrower may make
        -----
        loans and advances to employees, subcontractors and suppliers in the ordinary course of business not to exceed $100,000 in the aggregate principal amount outstanding at any time.

6.5     Liens and Encumbrances.  Create, permit or suffer the creation of any
        ----------------------
        liens, security interests, or any other encumbrances on any of its property, real or personal, except (a) liens arising in favor of sellers or lessors for indebtedness and obligations incurred to purchase or lease fixed or capital assets permitted under Section 6.2(d) hereof, provided, however, that such liens are limited to the indebtedness and obligations created thereunder and the assets purchased or leased pursuant thereto; (b) liens for taxes, assessments or other governmental charges, federal, state or local, which are then being currently contested in good faith by appropriate proceedings, (c) pledges or deposits to secure obligations under workmen's compensation, unemployment insurance or social security laws or similar legislation, (d) deposits to secure performance or payment bonds, bids, tenders, contracts, leases, franchises or public and statutory obligations required in the ordinary course of business, (e) deposits to secure surety, appeal or custom bonds required in the ordinary course of business, (f) liens to secure judgments not in excess of $250,000 so long as they are being currently contested in good faith by appropriate proceedings and execution thereon has been stayed, and (g) liens in favor of Bank.

6.6     Restricted Payments.  Make any Restricted Payments, except for a
        -------------------
        distribution to partners of certain proceeds from the sale of cable franchises in Indiana not exceeding in the aggregate $31,000,000.00.

6.7     Transfer of Assets; Liquidation.  Sell, lease, transfer or otherwise
        -------------------------------
        dispose of any part or amount of its assets, real or personal, or discontinue or liquidate any substantial part of its operations or business, other than any such transaction in the normal and ordinary course of business for value received.

6.8     Acquisitions and Investments.  Purchase or otherwise acquire any part or
        ----------------------------
        amount of the capital stock or assets of, or make any investments in, any other firm or corporation; or enter into any new business activities or ventures not directly related to its present business; or merge or consolidate with or into any other firm or corporation; or create any subsidiary corporations; except Borrower may invest in or purchase readily marketable direct obligations of the United States of America, certificates of deposit issued by commercial banks of recognized standing operating in the United States of America and prime commercial paper.

6.9     Management Fees and Home Office Allocations.  Make any payments of or
        -------------------------------------------
        accrue (a) Management Fees for any fiscal quarter of Borrower in an amount greater than five percent (5%) of Borrower's Gross Operating Revenues for such quarter, or (b) Home Office Allocations for any fiscal quarter of Borrower in an amount greater than twenty-five percent (25%) of Borrower's Gross Operating Revenues for such quarter. Borrower shall not make any payment of or accrue Home Office Allocations which are not either (i) overhead and administrative expenses directly attributable to the management or operation of the Borrower by Jones or (ii) Borrower's proportionate share of general overhead and administrative expenses incurred by Jones in the management of all of the partnerships of which Jones is the manager. Notwithstanding the foregoing, so long as there exists no Event of Default under this Agreement and Borrower is otherwise in compliance with the terms and covenants of this Agreement (and such payment, together with any payments made pursuant to this Section 6.9 and
        Section 6.6 hereof, will not create an Event of Default), deferred Management Fees and Home Office Allocations (including any interest related thereto, at an interest rate not to exceed Jones Intercable's weighted average cost of borrowing) may be paid in any fiscal quarter. Any Management Fees and Home Office Allocations accrued but unpaid for any fiscal quarter shall be deferred and subordinated to Bank pursuant to the Subordination Agreement.

6.10    Use of Proceeds.  Use any of the proceeds of the Loan, directly or
        ---------------
        indirectly, to purchase or carry margin securities within the meaning of Regulation U of the Board of Governors of the Federal Reserve System; or engage as its principal business in the extension of credit for purchasing or carrying such securities.

6.11    Partnership Documents.  Amend or permit any amendments to the
        ---------------------
        Partnership Agreement after the date hereof except Jones may make certain routine amendments as permitted by Section 6.1 of the Partnership Agreement.

7.      DEFAULT.
        -------

7.1     Events of Default.  Each of the following events shall be an "Event of
        -----------------
        Default" hereunder:

        (a) If Borrower shall fail to pay when due any installment of principal or any other sum payable to Bank hereunder or otherwise or, within three (3) days after the date when due, any payment of interest; or

        (b) If any representation or warranty made herein or in connection herewith or in any statement, certificate or other document furnished hereunder is or proves to have been false or misleading when made in any material respect; or

        (c) If Borrower shall default in the payment or performance of any obligation or indebtedness to another in excess of $100,000, whether now or hereafter incurred; or

     (d) If Borrower shall default in the performance of any other agreement or covenant contained herein or in any document executed or delivered in connection herewith and such default shall continue unsecured for thirty (30) days after notice thereof to Borrower given by Bank; or

     (e) If the Managing General Partner of Borrower ceases to be Jones unless Jones is replaced by Jones Intercable or another wholly owned subsidiary of Jones Intercable; or

     (f) If custody or control of any substantial part of the property of Borrower shall be assumed by any governmental agency or any court of competent jurisdiction at the instance of any governmental agency; if any franchise shall be suspended, revoked or otherwise terminated, or if Borrower is required by any franchising authority or by court order or administrative order to halt operations under the franchise and such action shall continue unstayed or uncollected for thirty (30) days after Borrower has received notice thereof or the action of any such authority has not been stayed within such thirty day period; or if any governmental regulatory authority or judicial body shall make any other final non-appealable determination which has a materially adverse effect on Borrower; or

     (g) If Borrower, Jones or Jones Intercable shall become insolvent, bankrupt or generally fail to pay its debts as such debts become due; or if Borrower, Jones or Jones Intercable admits in writing its inability to pay its debts; or if Borrower, Jones or Jones Intercable shall suffer a receiver or trustee for it or substantially all of its property to be appointed and if appointed without its consent, not be discharged within sixty (60) days; or if Borrower, Jones or Jones Intercable makes an assignment for the benefit of creditors; or if Borrower, Jones or Jones Intercable suffers proceedings under any law related to bankruptcy or insolvency or the reorganization or the release of debtors to be instituted against it and if contested by it, not dismissed or stayed within sixty (60) days; or if proceedings under any law related to bankruptcy or insolvency or the reorganization or the release of debtors is instituted or commenced by Borrower, Jones or Jones Intercable; or

        (h) If any judgment, writ, warrant or attachment or execution or similar process which calls for payment or presents liability in excess of $250,000 (not covered by insurance) shall be rendered or issued against or levied against Borrower or its property and such process shall not be paid, waived, stayed, vacated, discharged, settled, satisfied or fully bonded within sixty (60) days after its issuance or levy.

7.2     Remedies.  Upon the happening of any Event of Default and at any time
        --------
        thereafter, at the election of Bank, and by notice by Bank to Borrower (except if an Event of Default described in Section 7.1(g) shall occur in which case acceleration shall occur automatically without notice) :
        (a) Bank may declare the entire unpaid balance, principal and interest, of all indebtedness of Borrower to Bank, hereunder or otherwise, to be immediately due and payable and shall have the immediate right to enforce or realize on any collateral security granted therefor in any manner or order it deems expedient without regard to any equitable principles of marshalling or otherwise; and (b) in addition or in the alternative, Bank may terminate its obligation to lend hereunder and the Commitment shall immediately and automatically terminate and Bank shall have no further obligation to make any advances. In addition to any rights granted hereunder or in any documents delivered in connection herewith, Bank shall have all, the rights and remedies granted by any applicable law, all of which shall be cumulative in nature.

8.      MISCELLANEOUS.
        -------------

8.1     Non-Recourse.  Anything contained in this Agreement to the contrary
        ------------
        notwithstanding, in any action or proceeding brought on the Note, this Agreement, or the indebtedness evidenced or secured thereby, no deficiency judgment shall be sought or obtained against Jones, IDS or any limited partner of Borrower or enforced against the separate assets of Jones, IDS or any limited partner of Borrower, and the liability of Jones, IDS or any limited partner of Borrower for any amounts due under the Note or this Agreement, shall be limited to the interest of Jones or any limited partner of Borrower in the assets of Borrower. Bank may join Jones and IDS in their capacity as general partners as defendants in any legal action it undertakes to enforce its rights and remedies under the Note or this Agreement, but any judgment in any such action may be satisfied by recourse only to the assets of Borrower, but not by recourse directly to or by execution on Jones's or IDS's separate assets. Notwithstanding the foregoing, nothing set forth herein shall be deemed to limit the liability of Jones or IDS or prohibit Bank from taking any legal action (a) against Jones, IDS or their assets for any fraud or intentional misconduct of Jones or IDS, or
        (b) against Jones or its assets for breach of its undertakings under its Subordination Agreement.

8.2     Set Offs.  As collateral for the payment of any and all of Borrower's
        --------
        indebtedness and obligations to Bank, whether matured or unmatured, now existing or hereafter incurred or created hereunder or otherwise, Borrower hereby grants to Bank a security interest in and lien upon all funds, balances or other property of any kind of Borrower, or in which Borrower has an interest, limited to the interest of Borrower therein, at any time in the possession, custody or control of Bank.

8.3     Binding and Governing Law.  This Agreement and all documents executed
        -------------------------
        hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed as to their validity, interpretation and effect by the laws of the State of Colorado.

8.4     Survival. All agreements, representations, warranties and covenants of
        --------
        Borrower contained herein or in any documentation required hereunder shall survive the execution of this Agreement and the making of the Loan hereunder and will continue in full force and effect as long as any indebtedness hereunder of Borrower to Bank remains outstanding.

8.5     No Waiver; Delay.  If Bank shall waive any power, right or remedy
        ----------------
        arising hereunder or under any applicable law, such waiver shall not be deemed to be a waiver upon the later occurrence or recurrence of any of said events. No delay by Bank in the exercise of any power, right or remedy shall, under any circumstances, constitute or be deemed to be a waiver, express or implied, of the same and no course of dealing between the parties hereto shall constitute a waiver of Bank's powers, rights or remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

8.6     Modification.  Except as otherwise provided in this Agreement, no
        ------------
        modification or amendment hereof shall be effective unless made in a writing signed by appropriate officers of the parties hereto.

8.7     Headings.  The various headings in this Agreement are inserted for
        --------
        convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

8.8     Notices.  Any notice, request or consent required hereunder or in
        -------
        connection herewith shall be deemed satisfactorily given if in writing and delivered by hand or by facsimile transmission or mailed (registered or certified mail) to the parties at their respective addresses set forth in the beginning of this Agreement or their facsimile number set forth hereafter or such other addresses or facsimile numbers as may be given by either party to the other in writing, if to Borrower or Jones to the attention of the Treasurer (Facsimile No. (303) 790-7324), with a copy to the General Counsel (Facsimile No. (303) 799-1644), and if to Bank, to the attention of Leslie Kelly, Vice President (Facsimile No.
        (303) 585-4135).

8.9     Payment on Non-Business Days.  Whenever any payment to be made hereunder
        ----------------------------
        shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding business day, provided however that such extension of time shall be included in the computation of interest due in conjunction with such payment or other fees due hereunder, as the case may be.

8.10    Time of Day.  All time of day restrictions imposed herein shall be
        -----------
        calculated using Bank's local time.

8.11    Severability.  If any provision of this Agreement or the application
        ------------
        thereof to any person or circumstance shall be invalid or enforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

8.12    Counterparts.  This Agreement may be executed in any number of
        ------------
        counterparts with the same effect as if all the signatures on such counterparts appeared on one document, and each such counterpart shall be deemed to be an original.

IN WITNESS WHEREOF, the undersigned, by their duly authorized partners or officers, have executed this Agreement the day and year first above written.

                                 IDS/JONES GROWTH PARTNERS 87-A, LTD., a
                                 Colorado limited partnership

                                 By:  JONES CABLE CORPORATION, a
                                      Colorado corporation, its
                                      Managing General Partner



                                    By:  [SIGNATURE APPEARS HERE]
                                       ------------------------------
                                    Title: Treasurer
                                          ----------------------------

                                 COLORADO NATIONAL BANK, a national
                                 banking association



                                 By:  [SIGNATURE APPEARS HERE]
                                    ----------------------------------
                                 Title:  Vice President
                                       -------------------------------

                                   EXHIBIT A
                                   ---------

                             ADVANCE REQUEST FORM


          In accordance with Section 2.6 of the Revolving Credit Agreement (as amended, the "Loan Agreement") dated the 28th day of February, 1996, between IDS/Jones Growth Partners 87-A, Ltd., a Colorado limited partnership (herein "Borrower"), and Colorado National Bank, a national banking association, the undersigned, being the President, Vice President/Finance or Treasurer of Jones Cable Corporation, a Colorado corporation, and the Managing General Partner of Borrower, being the duly authorized representative of the Borrower, hereby requests on behalf of the Borrower an advance.

          As of the date hereof, the undersigned hereby requests, represents and certifies that:


          (a)  the aggregate amount of the requested advance is $_____________;

          (b) Borrower has elected the [Adjusted Libor Rate/Reference Rate] to apply to the requested advance; [or Borrower has elected the Adjusted Libor Rate to apply to $_____________ of the requested advance and the Reference Rate to apply to $___________ of the requested advance]; and

          (c) the representations and warranties set forth in Section 3 of the Loan Agreement are true and correct; no Event of Default (as defined in the Loan Agreement) or event which with the passage of time or the giving of notice or both would constitute an Event of Default under the Loan Agreement has occurred and is continuing; and there has been no material adverse change in Borrower's financial condition or business since the date of the Loan Agreement.

          IN WITNESS WHEREOF, the undersigned, being the President, Vice President/Finance or Treasurer of Jones has executed this Certificate this 28th day of February, 1996.


                                By:  JONES CABLE CORPORATION, a
                                     Colorado corporation


                                     By:
                                        -------------------------------
                                     Title:
                                           -----------------------------

                                   EXHIBIT B
                                   ---------

                            FORM OF PROMISSORY NOTE


$10,000,000.00                                                February 28, 1996

FOR VALUE RECEIVED, the undersigned, IDS/JONES GROWTH PARTNERS 87-A, LTD., a Colorado limited partnership, with its principal office at 9697 East Mineral Avenue, Englewood, Colorado 80112 (herein "Borrower"), hereby promises to pay to the order of COLORADO NATIONAL BANK (herein "Bank") at its offices at 918 l7th Street, Denver, Colorado 80202, the principal sum of Ten Million Dollars ($l0,000,000.00), or such lesser sum as may be advanced hereunder, together with interest thereon, as provided below.

Borrower promises to pay interest on the unpaid principal balance hereof in accordance with Section 2.5 of the Loan Agreement referenced below.

Borrower promises to pay principal in quarterly installments on the last day of each calendar quarter commencing on March 31, 1999, and ending on December 31, 2003 in accordance with Section 2.4 of the Loan Agreement referenced below.

Borrower hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest or notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, excepting any notice requirements set forth in the Loan Agreement referenced below.

This Note arises out of a certain Revolving Credit Agreement of even date herewith by and between Borrower and Colorado National Bank (as amended from time to time, herein the "Loan Agreement") to which reference is made for a statement of the respective rights and obligations of the parties and the terms and conditions therein provided under which the principal hereof and accrued interest thereon, if any, may become immediately due and payable.

Notwithstanding the face amount of this Note, the undersigned's liability hereunder shall be limited at all times to the actual aggregate outstanding indebtedness to Bank, principal and interest, under the Loan (as defined in the Loan Agreement), together with all fees and expenses provided for in the Loan Agreement.

Anything contained in this Note to the contrary notwithstanding, in any action or proceeding brought on this Note, the Loan Agreement, or the indebtedness evidenced hereby, no deficiency judgment shall be sought or obtained against Jones Cable Corporation, a Colorado corporation and Borrower's Managing General Partner ("Jones"), IDS Cable Corporation, a Minnesota corporation, and the Borrower's

Supervising General Partner ("IDS") or any limited partner of Borrower or enforced against the separate assets of Jones, IDS or any limited partner of Borrower, and the liability of Jones, IDS or any limited partner of Borrower for any amounts due under this Note or the Loan Agreement, shall be limited to the interest of Jones, IDS or any limited partner of Borrower in the assets of Borrower. Bank may join Jones or IDS in their capacity as general partners as defendants in any legal action it undertakes to enforce its rights and remedies under this Note or the Loan Agreement, but any judgment in any such action may be satisfied by recourse only to the assets of Borrower, but not by recourse directly to or by execution on Jones' or IDS' separate assets. Notwithstanding the foregoing, nothing set forth herein shall be deemed to limit the liability of Jones or IDS or prohibit Bank from taking any legal action (a) against Jones or IDS or their assets for any fraud or intentional misconduct of Jones or IDS or (b) against Jones or its assets for breach of its undertakings under its Subordination Agreement.

Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Loan Agreement.

IN WITNESS WHEREOF, the undersigned, by its Managing General Partner, has executed this Note the day and year first above written.

                                 IDS/JONES GROWTH PARTNERS 87-A, LTD., a
                                 Colorado limited
                                 partnership

                                 By:  JONES CABLE CORPORATION, a
                                      Colorado corporation, its
                                      Managing General Partner



                                      By:
                                         ---------------------------------
                                      Title:
                                            ------------------------------


                                 COLORADO NATIONAL BANK, a national
                                 banking association



                                 By:
                                    --------------------------------------
                                 Title:
                                       -----------------------------------

(21172)
02/21/96
Page 1



                                   EXHIBIT C

                          ROSEVILLE, CALIFORNIA SYSTEM


BASIC SUBSCRIBER COUNT THROUGH JANUARY 31, 1996: 16,560

FRANCHISES
----------

County of Placer, California
----------------------------

 .  Placer County Code, Chapter 28, Franchises for Cable Television Systems
 .  Ordinance No. 3612-B dated November 5, 1985, granting a cable television franchise to West Star Communications, Inc.
 .  Ordinance No. 3861-B dated November 10, 1987, granting an extension to the existing cable television franchise area to Weststar Communications, Inc.
 . Ordinance No. 3883-B dated January 12, 1988, consenting to the transfer and assignment of the franchise to Jones Intercable, Inc. ("Jones"), IDS/Jones Growth Partners 87-A, Ltd., or, subject to certain conditions, any limited partnership(s) of which Jones is a general partner or any joint venture or general partnership of which Jones or any such limited partnership(s) is a constituent partner (an "Affiliate"), and subsequent transfers and assignments among Affiliates; the Ordinance also consents to the grant of a security interest
 .  Letter to the Placer County Board of Supervisors from Jones Intercable, Inc.
   dated February 1, 1988, accepting every term, condition and limitation contained in the Franchise
 .  Letter to the Senior Deputy County Counsel of Placer County from Jones
   Intercable, Inc. dated April 20, 1988, confirming that no further action needs to be taken to facilitate the transfer of the franchise from Jones Intercable, Inc. to IDS/Jones Growth Partners 87-A, Ltd.

Expiration Date:  November 5, 2000

(21172)
02/21/96
Page 2

City of Roseville, California
-----------------------------

 .  Chapter 2.40 of Title 2, Community Antenna Television System, Roseville
   Municipal Code
 . Ordinance No.1822 dated November 28, 1984, consenting to the transfer of the cable television franchise from Roseville Cablevision, Inc. and Stoner Cable Television, Inc. to Weststar Communications II, to restate in its entirety the terms and conditions of the franchise, and to repeal all prior CATV system franchise ordinances
 . Ordinance No.2088 dated January 20, 1988, consenting to the transfer of the franchise to Jones Intercable, Inc., and/or to any limited partnership(s) of which Jones Intercable , Inc. or Jones Cable Corporation is a general partner, or to any joint venture or general partnership(s) of which Jones Intercable, Inc. or any such limited partnership is a constituent partner (an "Affiliate"), provided that, regardless of whether Jones Cable Corporation or any other Affiliate becomes the grantee and franchisee, that Jones
   Intercable, Inc. shall act as manager of the System; if Jones Intercable, Inc. shall at any time be removed by the grantee and franchisee as manager of the System, such grantee and franchisee shall, within 90 days after such removal, replace the manager of the System and obtain the City's consent thereto, which consent shall not be unreasonably withheld; the Ordinance also consents to the grant of a security interest in the franchise
 . Acceptance of CATV Franchise by Jones Intercable, Inc. dated February 1, 1988 . Letter to the Roseville City Attorney from Jones Intercable, Inc. dated March
   8, 1988, providing the City with the names and addresses of the lending institutions which Jones Intercable has granted a security interest in the franchise to pursuant to Section 6 of Ordinance 2088
 .  Letter to the Roseville City Attorney from Jones Intercable, Inc. dated April
   19, 1988, notifying the City that Jones intends to transfer the franchise within 30 days to IDS/Jones Growth Partners 87-A, Ltd. (of which Jones Cable Corporation is the Managing General Partner); enclosing a certificate of insurance (bonds to be delivered 4/21/88), form of Acceptance of CATV Franchise, and form of Agreement by Jones Intercable, Inc. agreeing to act as manager of the system; also consenting to a waiver of the notice requirements of Section 6 of Ordinance No.2088
 . Letter to the Deputy Clerk of the City of Roseville dated April 28, 1988, providing the City with the name and address of a lending institution which IDS/Jones Growth Partners 87-A, Ltd. granted a security interest in the franchise to pursuant to Section 6 of Ordinance 2088
 .  Acceptance of CATV Franchise by IDS/Jones Growth Partners 87-A, Ltd. dated
   April 29, 1988

(21172)
02/21/96
Page 3


 . Agreement executed by Jones Intercable, Inc. dated April 29, 1988, agreeing to act as manager of the Roseville system subject to the terms of a Management Agreement dated July 20, 1987, between Jones Intercable, Inc. and Jones Cable Corporation (attached as Exhibit A)
 .  Letter dated January 31, 1992, regarding the initiation of negotiations for renewal of the franchise.
 .  Ordinance No.2813 adopted September 21, 1994, extending the term of the franchise and amending Ordinance Nos .1822 and 2088.
 .  Acceptance of terms and conditions of Ordinance No.2813 by IDS/Jones Growth
   Partners 87-A, Ltd. dated September 30, 1994.
 .  Letter Agreement dated October 14, 1994, between the City of Roseville and
   Jones, regarding capital grant for access studio equipment.
 .  Letter dated February 14, 1996 notifying the City that IDS/Jones Growth
   Partners 87-A, Ltd. intends to grant a security interest in the franchise to Colorado National Bank.


Expiration Date:  December 28, 1999

(21172)
02/21/96
Page 4


FCC LICENSES (Granting of a security interest in FCC licenses is prohibited.)
------------

Business Radio                  KNAX84O
Business Radio                  WPCG511
Business Radio                  WPCK220
Business Radio                  KD37440 (Itinerant)
Earth Station                   E930212
Microwave                       WNES942

POLE AGREEMENTS/LINE CROSSING AGREEMENTS
----------------------------------------

1. Pole Attachment Agreement (Support Structure Use Agreement) dated April 9, 1991, with Roseville Telephone Company for the City of Roseville, Placer County, California.

2. Pole Attachment Agreement (Support Structure Use Agreement) dated April 9, 1991, with Roseville Telephone Company for Placer County, California

3.* Pole Attachment Agreement dated October 15, 1990, with Pacific Gas and Electric Company for the town(s) and surrounding area(s) of Roseville served by PG&E, within PG&E's Drum Division of the Sacramento Valley Region.

4.* Pole Attachment Agreement dated April 4, 1990, with Sacramento Municipal Utility District ("Permittor") for the area served by Permittor in the vicinity of Sacramento, California.

EASEMENTS AND RIGHTS OF WAY LICENSES AND PERMITS
------------------------------------------------

1. Easement and Right-of-Way dated December 14, 1994, granted by Daniel W. Sanford and Barbara J. Sanford for certain property known as 8530 Sunrise Avenue in Roseville, Placer County, California 95661 (Parcel ID #470-211-001-000).

REAL PROPERTY OWNED
-------------------

None.


--------------------------------
*Consent to the grant of a security interest required, but not yet obtained.

(21172)
02/21/96
Page 5


REAL PROPERTY LEASED
--------------------

1. Industrial Real Estate Lease/Multi-Tenant Facility (office/warehouse space) dated November 4, 1991, between Y.A. Bar Livestock Co., successor in interest to MTA Investment Company, and IDS/Jones Growth Partners 87-A, Ltd.; Letter agreement dated June 30, 1995, providing for an additional 700 square feet of office space known as Suite G and increasing the rental amount.

     Record Owner: Y.A. Bar Livestock Co.

     Description of Leased Premises:

     501 Guiseppe Court, Unit C, D, E and G
     Roseville, California 95678

     (Approximately 8,400 square feet of warehouse space and approximately 3,900 square feet of office space within an approximately 17,200 square foot industrial building. The property also includes approximately 17,000 square feet of fenced and paved yard area. Approximately 700 square feet of office space, known as Suite G, was added to the Lease effective July 1, 1995.)


     A. Sublease dated October 4, 1991, between IDS/Jones Growth Partners 87-A, Ltd. and A & T Sprinklers, Inc.; Addendum to Sublease dated October 25, 1991; Letter dated September 22, 1993, clarifying the expiration date of the Sublease; Letter dated September 7, 1994, extending the term of the Sublease.

          Description of Leased Premises:

          Approximately 2,400 square feet of warehouse space within Unit C and approximately 8,000 square feet of fenced and paved yard space.

     B. Lease Agreement for Tower and Ground Space dated April 16, 1992, between IDS/Jones Growth Partners 87-A, Ltd. ("87-A") and RAM Mobile Data USA Limited Partnership for space on 87-A's tower, land and other personal property at 501-C Guiseppe Court, Roseville, California .

(21172)
02/21/96
Page 6


          Legal Description of Property:

          The property located at 501-C Guiseppe Court, City of Roseville, County of Placer, State of California 95678.

          The geodetic coordinates of the property are as follows:
          38 degrees 42' 48"  N. Latitude
          121 degrees 17' 56" W. Longitude

          The leased premises shall consist of the following:

          (a) ground space area of approximately eighty (80) square feet located near the southern base of the tower.

          (b) space on the tower for two (2) antenna mounts for the installation, maintenance and operation of radio transmitting and receiving antennas .

     C. Lease Agreement for Tower Space commencing January 1, 1995, between IDS/Jones Growth Partners 87-A, Ltd. ("87-A") and Destineer Corporation for space on 87-A's tower, land and other personal property at 501-C Guiseppe Court, Roseville, California.

          Description of Leased Premises:

          The property located at 501-C Guiseppe Court, City of Roseville, County of Placer, State of California 95678.

(21172)
02/21/96
Page 7



ERISA PLANS
-----------

The following benefit plans, neither of which is a defined benefit plan, are covered by ERISA:

1.   401(k) Plan - "Jones Intercable, Inc. et al Profit Sharing/Retirement Plan"

2. Health Insurance Plan (Medical, dental, life, accidental death and dismemberment, long-term disability) - "Jones Intercable, Inc. et al Health and Welfare Plan"

                               February 28, 1996



Colorado National Bank
Seventeenth Street at Champa
Denver, Colorado  80202

     Re: Revolving Credit Agreement dated as of February 26, 1996, by and between IDS/Jones Growth Partners
          87-A and Colorado National Bank

Ladies and Gentlemen:

     I am Vice President and General Counsel of each of Jones Intercable, Inc. ("Intercable"), a Colorado corporation, Jones Cable Corporation ("JCC"), a Colorado corporation and the Managing General Partner of IDS/Jones Growth Partners 87-A, a Colorado limited partnership (the "Borrower"), and have acted as counsel to Intercable, JCC and the Borrower in connection with a $10,000,000 credit facility extended to the Borrower pursuant to a Revolving Credit Agreement (the "Loan Agreement") dated as of February 28, 1996, by and between the Borrower and Colorado National Bank (the "Bank"). The $10,000,000 credit facility is evidenced by the Note issued by the Borrower to the Bank pursuant to the Loan Agreement. The indebtedness of the Borrower to the Bank is secured in part by the Security Agreement, which grants the Security Interest in the Collateral (as defined therein) to the Bank.

     This opinion is being rendered to you in compliance with Paragraph 4.1 of the Loan Agreement. Capitalized terms used herein without definition have the same meanings as in the Loan Agreement.

     In my capacity as such counsel, I have examined originals, or copies identified to my satisfaction as being true copies, of such records, documents or other instruments as in my judgment are necessary or appropriate to enable me to render the opinions expressed below. These records, documents and instruments included the following:



                                   EXHIBIT D
                                   ---------

Colorado National Bank
February 28, 1996
Page 2



     1. The Limited Partnership Agreement (the "Partnership Agreement") and the Certificate of Limited Partnership of the Borrower, each as amended to date;

     2. The Articles of Incorporation of each of Intercable and JCC, as amended to date;

     3.   The bylaws of each of Intercable and JCC, as amended to date;

     4. All records of proceedings and actions of the Board of Directors of each of Intercable and JCC relating to the transactions contemplated by the Loan Agreement;

     5.   The Loan Agreement;

     6.   The Note;

     7.   The Security Agreement;

     8.   The Subordination Agreements;

     9. Uniform Commercial Code financing statements naming the Bank as a secured party and the Borrower as debtor to be filed in the offices of the Colorado Secretary of State, the California Secretary of State and the Placer County, California Recorder; the foregoing being referred to herein as the "Financing Statements";

     10. The Collateral Assignment of Management Agreement and Consent (the "Consent");

     11. Searches conducted by Search Company International of the Uniform Commercial Code records of (a) the Secretary of State of Colorado, indexed under the name of the Borrower as a "debtor", dated January 11, 1996 and effective through January 4, 1996; (b) the Arapahoe County, Colorado Clerk and Recorder, indexed under the name of the Borrower as a "debtor", dated January 12, 1996 and effective through December 27, 1995; (c) the Secretary of State of California indexed under the name of the Borrower as a "debtor", dated January 18, 1996 and effective through December 28, 1995;

Colorado National Bank
February 28, 1996
Page 3



          and (d) the Placer County, California Recorder, indexed under the name of the Borrower as a "debtor" dated January 18, 1996 and effective through January 9, 1996; the foregoing having been delivered to the Bank and being referred to herein as the "UCC Searches"; and

     12. Searches under the name of the Borrower conducted by Search Company International of the Clerks of (a) the Arapahoe County, Colorado District Court, dated January 12, 1996 and effective through November 27, 1995, (b) the Placer County, California Superior Court, dated January 18, 1996 and effective through January 9, 1996, (c) the United States District Court for the Eastern District of California, Sacramento Division, dated January 12, 1996 and effective through January 5, 1996 and (d) the United States District Court for the District of Colorado, dated January 18, 1996 and effective through January 11, 1996; the foregoing having been delivered to the Bank and being referred to herein as the "Litigation Searches."

Collectively, the Loan Agreement, the Security Agreement, the Note, the Subordination Agreements, the Consent, and the Financing Statements are referred to herein as the "Loan Documents."

     I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary in connection with the opinion set forth herein. I have also relied upon and assumed, with the Bank's consent, the accuracy and completeness of the UCC Searches, the Litigation Searches and the records upon which they are based.

     I have investigated such questions of law for the purpose of rendering this opinion as I have deemed necessary. This opinion is limited in all respects to the internal laws of the State of Colorado and to United States federal law (except that no opinion is expressed herein as to the Communications Act of 1934, as amended, the rules and regulations of the Federal Communications Commission promulgated pursuant thereto, or to the rules and regulations of the United States Copyright Office and the Copyright Royalty Tribunal, or to matters controlled by,

Colorado National Bank
February 28, 1996
Page 4



required by, or issued pursuant to, any of the foregoing). I express no opinion herein as to whether a Colorado or other court would apply Colorado law to any particular aspect of the subject matter hereof.

     On the basis of the foregoing and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

     1. The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Colorado. The Borrower is duly qualified to do business as a foreign limited partnership and in good standing in the State of California and each other jurisdiction in which the ownership of its properties or the nature of its activities or both makes such qualification necessary, except to the extent that failure to be so qualified does not have a material adverse effect on the business, operations or financial condition of the Borrower.

     2. Each of Intercable and JCC is a corporation duly incorporated validly existing and in good standing under the laws of the State of Colorado. JCC is duly qualified to do business as a foreign corporation and in good standing in the State of California and each other jurisdiction in which the ownership of its properties or the nature of its activities or both makes such qualification necessary, except to the extent that failure to be so qualified does not have a material adverse effect on the business, operations or financial condition of the Borrower. JCC is the Managing General Partner of the Borrower, with such powers and authority as are conferred upon it by the Partnership Agreement and applicable law.

     3. (a) The Borrower has partnership power and authority to execute and deliver the Loan Documents, to make the borrowings provided for in the Loan Agreement, to execute and deliver the Note in evidence of such borrowings and to perform its obligations under the Loan Documents, and all such action has been duly and validly authorized by all necessary partnership proceedings on its part.

          (b) JCC has corporate power and authority to execute and deliver on behalf of the Partnership the Loan Documents and perform its obligations thereunder, and all

Colorado National Bank
February 28, 1996
Page 5



such action has been duly and validly authorized by all necessary corporate proceedings on its part.

          (c) Each of Intercable and JCC has corporate power and authority to execute and deliver the Consent and perform its obligations thereunder, and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of each.

     4. (a) The Loan Documents have been duly and validly executed and delivered by the Borrower, and constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with the respective terms thereof.

          (b) The Consent has been duly and validly executed and delivered by each of Intercable and JCC, and constitutes the legal, valid and binding obligation of each of Intercable and JCC, enforceable against each of them in accordance with the terms thereof, to the extent of the applicability of such terms to each of them.

     5. No consent or approval by, and no filing with, any federal or Colorado governmental agency or regulatory body, is necessary on the part of the Borrower, Intercable or JCC in connection with the execution, delivery and performance by the Borrower of the Loan Documents or by Intercable and JCC of the Consent, except filings required to perfect and maintain a security interest in the Collateral in favor of the Bank, and except for certain consents, approvals and filings listed on Exhibit C to the Loan Agreement which have not been obtained.

     6. Neither the execution, delivery or performance by the Borrower of the Loan Documents or by Intercable or JCC of the Consent (a) constitutes a violation of any Colorado or federal law, except for violations which, in the aggregate, would not materially and adversely effect the business, operations or financial condition of the Borrower or the ability of the Borrower, Intercable or JCC to perform their respective obligations under the Loan Documents, (b) constitutes a breach of or a default under the Partnership Agreement or the Articles of Incorporation or bylaws of either of Intercable or JCC or, to my knowledge, any agreement or instrument to which the Borrower, Intercable or JCC is a party or to or by which any of their respective properties are subject or bound, the breach of or default

Colorado National Bank
February 28, 1996
Page 6



under which would have a materially adverse effect on the business, operations or financial condition of the Borrower or (c) creates any interest in any property of the Borrower, except the Security Interest.

     7. To my knowledge and except for litigation and proceedings affecting the cable industry generally, there is no pending or threatened proceeding by or before any court or other tribunal against the Borrower which if adversely decided would have a material adverse effect on the business, operations or financial condition of the Borrower.

     8. Subject to the provisions of Section 9-306 of the Uniform Commercial Code of the State of Colorado (the "Code"), the provisions of the Security Agreement are sufficient to create the Security Interest. Under the Code, the description of the Collateral set forth in the Financing Statement to be filed in Colorado (the "Colorado Financing Statement") is sufficient to create a security interest in the items and types of Collateral (other than fixtures) described therein. Upon the filing of the Colorado Financing Statement with the office of the Secretary of State of Colorado, such filing is sufficient, subject to Section 9-306 of the Code, to perfect the Security Interest in all right, title and interest of the Borrower in accounts and general intangibles, and in those items and types of Collateral described in the Security Agreement in which a security interest may be perfected by the filing of a financing statement in the State of Colorado under the Code and which is in the possession of the Borrower, except that I express no opinion as to the perfection of the Security Interest in personal property affixed to real property in such manner as to become a fixture under the laws of the State of Colorado.

     My opinion in Paragraph 4 above as to the enforceability of the Loan Documents is subject to the following limitations: (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; (iii) the Code and other laws and judicial decisions of Colorado require that the Bank exercise its rights under the Loan Documents in good faith and in a

Colorado National Bank
February 28, 1996
Page 7



commercially reasonable manner and a court may decline to strictly enforce certain covenants therein if it concludes that such enforcement would be unreasonable under the then existing circumstances; (iv) public policy considerations may limit the rights of the Bank to obtain certain remedies and to indemnification; (v) the granting by the Borrower of the Security Interest and the transfer of certain rights of the Borrower or the Bank in such property to a foreclosure purchaser may, in some instances, require or be conditioned upon receipt of the consent of certain third parties who have granted the Borrower certain contractual or other rights; (vi) no opinion is expressed as to the enforceability of the choice of law, severability, waiver, or set off provisions (including the waiver of any defenses or procedural rights available to the Borrower or JCC contained in the Loan Documents); (vii) to the extent that any Loan Document might be deemed to provide that the Bank may enter upon and take possession of the Collateral by force amounting to a breach of the peace or public disturbance, without liability by reason of the manner of such entry and possession, such provisions would not be enforceable; (viii) no opinion is expressed as to the enforceability of the provisions of the Loan Documents which purport to authorize the Bank to sign and file documents in the name or on behalf of the Borrower or JCC without the signatures of the appropriate representatives of the Borrower or officers of JCC, acting on behalf of the Borrower; (ix) no opinion is expressed as to the enforceability of any future advances provisions in the Loan Documents (other than with respect to any advances made pursuant to the Loan Agreement) with respect to any future advances which were not reasonably within the contemplation of the parties at the time such documents were executed; (x) the duty to exercise reasonable care in the custody and preservation of collateral in a secured party's possession may not be disclaimed by agreement, waived or varied prior to default; and (xi) no opinion is expressed as to the enforceability, priority or perfection of the Security Interest to the extent it relates to Collateral located outside the State of Colorado. With respect to the opinion set forth in Paragraph 5, the limitation stated in clause (v) hereof is also applicable.

     For purposes of rendering the opinion expressed in Paragraph 7 hereof, I have, with your permission, relied upon my own knowledge, without investigation or inquiry, and the Litigation Searches.

Colorado National Bank
February 28, 1996
Page 8



          With respect to my opinion in Paragraph 8, (i) the opinion expressed herein does not purport to cover the title to or existence of any of the Collateral; (ii) I have assumed that the Company has rights in the Collateral and that sufficient value has been given for purposes of satisfying Sections 9-203(1)(c) and (b), respectively, of the Code; (iii) I call your attention to the necessity of filing a continuation statement with respect to the Colorado Financing Statements between July 1, 1996 and December 31, 1997, in order to continue the perfection of the security interest perfected thereby after December 31, 1997, and to the necessity of filing continuation statements from time to time thereafter in appropriate five year intervals under the applicable provisions of the Code; (iv) additional filings under the Code may be required, among other things, upon the change of location of the debtor as provided in
Section 9-103 (3) (e) of the Code or the change of the name of the debtor as provided in Section 9-402(7) thereof; (v) in the case of property which becomes Collateral after the date hereof, Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before commencement of the case; (vi) no opinion is expressed as to the perfection or priority of the Security Interest in any Collateral consisting of copyrights, other literary property rights, trade and service marks, patents and applications therefor, know-how, processes, trade secrets, undocumented computer software, unrecorded and unwritten data and information, and rights and licenses thereunder, cash which is not in the Banks' possession, documents of title and goods subject thereto, uncertificated securities, interests in minerals or the like (including oil and gas) before extraction and accounts arising from the sale thereof at the wellhead or minehead, timber, farm products and crops and Collateral subject to the Assignment of Claims Act of 1940, as amended; and
(vii) no opinion is expressed as to the effect of any event occurring subsequent to the date hereof on the existence or perfection of the Security Interest. Furthermore, the transfer of Collateral may require the consent of a Local Authority to avoid forfeiture of any franchise issued by such Local Authority.

     To the extent that the obligations of the Borrower, Intercable or JCC may be dependent upon such matters, I assume for purposes of this opinion that the Bank is duly

Colorado National Bank
February 28, 1996
Page 9


organized, validly existing and in good standing under its jurisdiction of organization; that to the extent contemplated thereby, the Loan Documents have been duly authorized, executed and delivered by the Bank and constitute the legal, valid and binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms; and that the Bank has the requisite corporate or other organizational power and authority to perform its obligations under the Loan Documents.

     This opinion is as of the date hereof and I disclaim any undertaking or obligation to advise the Bank of changes which may hereafter be brought to my attention. This opinion is rendered only to the Bank, and is solely for its benefit in connection with the transactions contemplated by the Loan Agreement This opinion may not be relied upon by the Bank for any other purpose or relied upon by any other person, firm or corporation for any purpose without my prior written consent.

                              Very truly yours,


                              Elizabeth M. Steele
                              General Counsel

                            SUBORDINATION AGREEMENT


        This Subordination Agreement (this "Agreement") is made as of this 28th day of February, 1996, by and between JONES INTERCABLE, INC., a Colorado corporation with offices at 9697 East Mineral Avenue, Englewood, Colorado 80112 (herein "Subordinated Creditor") and COLORADO NATIONAL BANK, a national banking association with offices at 918 17th Street, Denver, Colorado 80202 (herein "Bank")

        In order to induce Bank to extend credit to IDS/JONES GROWTH PARTNERS 87-A, LTD., a Colorado limited partnership (herein "Borrower"), and in consideration therefor, and for other good and valuable consideration, the parties hereto hereby agree as follows:

        1. "Senior Debt" shall mean all of the indebtedness, liabilities and obligations of Borrower to Bank, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations arising under that certain Revolving Credit Agreement of even date herewith between Borrower and Bank (the "Loan Agreement") and all principal and interest under and evidenced by that certain Promissory Note of even date herewith executed by Borrower in favor of Bank in the principal amount of $10,000,000.00, as such indebtedness, agreement and instrument may be amended, extended, renewed, refinanced, supplemented or assigned from time to time hereafter.

        "Subordinated Debt" shall mean all indebtedness, liabilities and obligations of Borrower to Subordinated Creditor, whether now existing or hereafter arising, including any advances, indebtedness, liabilities and obligations, all interest and other fees which may be or become due with respect thereto, whether or not evidenced by promissory notes, and any accrued and unpaid Home Office Allocations. As used herein, the term "Home Office Allocations" shall have the definition set forth in the Loan Agreement.

        2. The payment of any and all Subordinated Debt is hereby expressly subordinated to all Senior Debt to the extent and in the manner set forth in this Agreement.

        3. Subordinated Creditor shall not accelerate, demand, sue for, commence any collection or enforcement action or proceeding, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property, in respect of the principal of, premium on, or interest on, the Subordinated Debt or any collateral security thereof or until all Senior Debt shall have been paid in full with interest, including interest during any bankruptcy or similar proceeding involving Borrower from the date of the filing thereof to the date of distribution (notwithstanding any statute, including without

                                   EXHIBIT E
                                   ---------
limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary); provided, however, that if there is not continuing an Event of Default under the Loan Agreement and Borrower is not at the time otherwise in default under the Senior Debt, and such payment will not constitute an Event of Default or an event which, with the passage of time or giving notice, would constitute an Event of Default, Borrower may pay Subordinated Debt to Subordinated Creditor with interest thereon except as otherwise limited by
Section 6.9 of the Loan Agreement.

        4. Subordinated Creditor hereby acknowledges that the payment of Home Office Allocations by Borrower to Subordinated Creditor and the repayment by Borrower to Subordinated Creditor of advances or indebtedness and any interest and fees due thereon are subject to the limitations set forth in the Loan Agreement and Subordinated Creditor hereby confirms that it is bound by such limitations.

        5. In the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to Borrower, or its property, or any proceeding for the voluntary liquidation, dissolution or other winding-up of Borrower and whether or not involving insolvency or bankruptcy proceedings:

            (a) all Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

            (b) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Debt shall be paid or delivered directly to Bank, until all Senior Debt shall have been paid in full, and Subordinated Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

            (c) Subordinated Creditor shall execute and deliver to Bank all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be requested by Bank in order to enable Bank to enforce all of its rights hereunder and all claims of Bank upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by Subordinated Creditor, Bank is hereby authorized and empowered to execute and perform the same on behalf of the Subordinated Creditor.

        6. In the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of this Agreement or the Loan Agreement, and before all Senior Debt shall have been paid in full, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of Bank, and shall be paid over or delivered and transferred to Bank for application to all Senior Debt remaining unpaid until such Senior Debt shall have been paid in full. Subordinated Creditor hereby assigns to Bank all rights of Subordinated Creditor to any such payments or distributions, which Bank may exercise in Bank's name or in the name of Subordinated Creditor, and agrees to execute such instruments as may be required by Bank to enable Bank to enforce such claims. Any payments or distributions received in excess of the amount sufficient to pay all Senior Debt in full shall be returned by Bank to Subordinated Creditor.

        7. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments, Subordinated Creditor agrees, at Bank's request, to endorse and deliver such notes and instruments to Bank to be held by Bank subject to the provisions of this Agreement, or to note on the face thereof that the same is subject to this Agreement.

        8. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior or subsequent perfection of a security interest or lien, any security interests and liens now or hereafter held by Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Bank in the same collateral. So long as the Senior Debt shall remain unpaid, Bank may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of Subordinated Creditor.

        9. Subordinated Creditor represents and warrants that Subordinated Creditor is duly organized, validly existing and in good standing under the laws of the State of Colorado and has the power and authority under the laws of Colorado and under its articles of incorporation and by-laws or other organizational documents to enter into this Agreement; all actions necessary or appropriate for its execution and performance of this Agreement have been taken and upon its execution, this Agreement will constitute its valid and binding obligation enforceable in accordance with its terms; and the making and performance of this Agreement will not violate any law or regulation, federal, state or local, or its articles of incorporation or by-laws or other organizational documents or result in any violation of or constitute a default under any material agreement or instrument by which it or any of its property is bound.

        10. This Agreement is a continuing agreement of subordination and Bank may continue to make loans to or otherwise accept the obligations of Borrower in reliance hereon, without notice to Subordinated Creditor, until this Agreement is revoked by notice, actually received, given to Bank by Subordinated Creditor in writing. Such notice of revocation shall not affect this Agreement as to any Senior Debt existing prior to receipt of the aforesaid notice or as to any Senior Debt arising thereafter and created pursuant to an enforceable commitment given Borrower by Bank prior to receipt of such notice; but as to such Senior Debt, this Agreement shall remain in full force and effect and all indebtedness of Borrower to Subordinated Creditor, then existing or thereafter created shall be subordinated to such Senior Debt. Before or after any such notice of revocation is received, Bank may make any renewals, extensions or other modifications of any kind relating to the terms and conditions of any Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by Bank without notice or consent of Subordinated Creditor and without impairing or affecting Bank's rights under this Agreement.

        11. While this Agreement remains in effect, Subordinated Creditor covenants and agrees that it will not modify or amend or permit modification or amendment of the terms and conditions of the Subordinated Debt without obtaining Bank's prior written consent thereto.

        12. No waiver of Bank's rights hereunder shall be effective unless in a writing signed by Bank, and each waiver shall extend only to the specific instance involved and shall not impair or affect Bank's rights in any other respect at any other time. Subordinated Creditor hereby waives all notices with respect to the subject matter hereof, including, but not limited to, notice of acceptance of this Agreement, of the making of loans or advances to the Borrower or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action. This Agreement shall be binding upon the successors and assigns of

Subordinated Creditor, may not be amended except by a writing signed by the parties hereto, and shall be construed according to the laws of the State of Colorado.

        13. Subject to the provisions of this Agreement and the rights of Bank hereunder, as between Borrower and Subordinated Creditor, nothing herein contained shall impair the obligation of Borrower, which is absolute and unconditional, to pay the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent Subordinated Creditor upon default with respect to the Subordinated Debt, from exercising all rights, powers and remedies otherwise provided therein or by applicable law.

        14. Subordinated Creditor hereby acknowledges that its undertakings hereunder, including its agreement to be bound by the limitations on the payment of Home Office Allocations set forth in the Loan Agreement, are not subject to the non-recourse provisions set forth in Paragraph 8.1 of the Loan Agreement and that Bank may take any legal action against Subordinated Creditor by reason of such undertakings and Bank shall have unlimited recourse against the separate assets of Subordinated Creditor in order to satisfy any liability of Subordinated Creditor to Bank by reason of such undertakings.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                            JONES INTERCABLE, INC.,
                                   a Colorado corporation


By:                                By:
   --------------------------         -----------------------------

Title:                             Title:
      -----------------------            --------------------------

[CORPORATE SEAL]
                                   COLORADO NATIONAL BANK


                                   By:
                                      -----------------------------

                                   Title:
                                         --------------------------

The undersigned hereby:

(a) acknowledges and confirms that it has received an executed copy of this Subordination Agreement and approves of and consents to it in all respects; and

(b) agrees to be bound by and to observe all of the terms and conditions of this Subordination Agreement.

IDS/JONES GROWTH PARTNERS 87-A, LTD.,
a Colorado limited partnership

By:  JONES CABLE CORPORATION,
     a Colorado corporation,
     its Managing General Partner


     By:
        ---------------------------------

     Title:
           ------------------------------

                            SUBORDINATION AGREEMENT


        This Subordination Agreement (this "Agreement") is made as of this 28th day of February, 1996, by and between JONES CABLE CORPORATION, a Colorado corporation with offices at 9697 East Mineral Avenue, Englewood, Colorado 80112 (herein "Subordinated Creditor") and COLORADO NATIONAL BANK, a national banking association with offices at 918 17th Street, Denver, Colorado 80202 (herein "Bank")

        In order to induce Bank to extend credit to IDS/JONES GROWTH PARTNERS 87-A, LTD., a Colorado limited partnership in which Subordinated Creditor is the Managing General Partner (herein "Borrower") and in consideration therefor, and for other good and valuable consideration, the parties hereto hereby agree as follows:

        1. "Senior Debt" shall mean all of the indebtedness, liabilities and obligations of Borrower to Bank, whether now existing or hereafter arising, including, without limitation, the indebtedness, liabilities and obligations arising under that certain Revolving Credit Agreement of even date herewith between Borrower and Bank (the "Loan Agreement") and all principal and interest under and evidenced by that certain Promissory Note of even date herewith executed by Borrower in favor of Bank in the principal amount of $10,000,000.00, as such indebtedness, agreement and instrument may be amended, extended, renewed, refinanced, supplemented or assigned from time to time hereafter.

        "Subordinated Debt" shall mean all indebtedness, liabilities and obligations of Borrower to Subordinated Creditor, whether now existing or hereafter arising, including any advances, indebtedness, liabilities and obligations, all interest and other fees which may be or become due with respect thereto, whether or not evidenced by promissory notes, and any accrued and unpaid Management Fees. As used herein, the term "Management Fees" shall have the definition set forth in the Loan Agreement.

        2. The payment of any and all Subordinated Debt is hereby expressly subordinated to all Senior Debt to the extent and in the manner set forth in this Agreement.

        3. Subordinated Creditor shall not accelerate, demand, sue for, commence any collection or enforcement action or proceeding, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property, in respect of the principal of, premium on, or interest on, the Subordinated Debt or any collateral security therefor until all Senior Debt shall have been paid in full with interest, including interest during any bankruptcy or similar proceeding involving Borrower from the date of the filing thereof to the date of distribution (notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or

                                    EXHIBIT E
bankruptcy procedures to the contrary); provided, however, that if there is not continuing an Event of Default under the Loan Agreement and Borrower is not at the time otherwise in default under the Senior Debt, and such payment will not constitute an Event of Default or an event which, with the passage of time or giving notice, would constitute an Event of Default, Borrower may pay Subordinated Debt to Subordinated Creditor with interest thereon except as otherwise limited by Section 6.9 of the Loan Agreement.

        4. Subordinated Creditor hereby acknowledges that the payment of Management Fees by Borrower to Subordinated Creditor and the repayment by Borrower to Subordinated Creditor of advances or indebtedness and any interest and fees due thereon are subject to the limitations set forth in the Loan Agreement and Subordinated Creditor hereby confirms that it is bound by such limitations.

        5. In the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to Borrower, or its property, or any proceeding for the voluntary liquidation, dissolution or other winding-up of Borrower and whether or not involving insolvency or bankruptcy proceedings:

            (a) all Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

            (b) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Debt shall be paid or delivered directly to Bank, until all Senior Debt shall have been paid in full, and Subordinated Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

            (c) Subordinated Creditor shall execute and deliver to Bank all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be requested by Bank in order to enable Bank to enforce all of its rights hereunder and all claims of Bank upon or in respect of the

                 Subordinated Debt, and failing execution of such instruments or taking of such actions by Subordinated Creditor, Bank is hereby authorized and empowered to execute and perform the same on behalf of the Subordinated Creditor.

        6. In the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of this Agreement or the Loan Agreement, and before all Senior Debt shall have been paid in full, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of Bank, and shall be paid over or delivered and transferred to Bank for application to all Senior Debt remaining unpaid until such Senior Debt shall have been paid in full. Subordinated Creditor hereby assigns to Bank all rights of Subordinated Creditor to any such payments or distributions, which Bank may exercise in Bank's name or in the name of Subordinated Creditor, and agrees to execute such instruments as may be required by Bank to enable Bank to enforce such claims. Any payments or distributions received in excess of the amount sufficient to pay all Senior Debt in full shall be returned by Bank to Subordinated Creditor.

        7. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments, Subordinated Creditor agrees, at Bank's request, to endorse and deliver such notes and instruments to Bank to be held by Bank subject to the provisions of this Agreement, or to note on the face thereof that the same is subject to this Agreement.

        8. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior or subsequent perfection of a security interest or lien, any security interests and liens now or hereafter held by Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Bank in the same collateral. So long as the Senior Debt shall remain unpaid, Bank may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of Subordinated Creditor.

        9. Subordinated Creditor represents and warrants that Subordinated Creditor is duly organized, validly existing and in good standing under the laws of the State of Colorado and has the power and authority under the laws of Colorado and under its articles of incorporation and by-laws or other organizational documents to enter into this Agreement; all actions necessary or appropriate for its execution and performance of this Agreement have been taken and upon its execution, this Agreement will constitute its valid and binding obligation enforceable in accordance with its terms; and the making and performance of this Agreement will not violate any law or regulation, federal, state or local, or its articles of incorporation or by-laws or other organizational documents or result in any violation of or constitute a default under any material agreement or instrument by which it or any of its property is bound.

        10. This Agreement is a continuing agreement of subordination and Bank may continue to make loans to or otherwise accept the obligations of Borrower in reliance hereon, without notice to Subordinated Creditor, until this Agreement is revoked by notice, actually received, given to Bank by Subordinated Creditor in writing. Such notice of revocation shall not affect this Agreement as to any Senior Debt existing prior to receipt of the aforesaid notice or as to any Senior Debt arising thereafter and created pursuant to an enforceable commitment given Borrower by Bank prior to receipt of such notice; but as to such Senior Debt, this Agreement shall remain in full force and effect and all indebtedness of Borrower to Subordinated Creditor, then existing or thereafter created shall be subordinated to such Senior Debt. Before or after any such notice of revocation is received, Bank may make any renewals, extensions or other modifications of any kind relating to the terms and conditions of any Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by Bank without notice or consent of Subordinated Creditor and without impairing or affecting Bank's rights under this Agreement.

        11. While this Agreement remains in effect, Subordinated Creditor covenants and agrees that it will not modify or amend or permit modification or amendment of the terms and conditions of the Subordinated Debt without obtaining Bank's prior written consent thereto.

        12. No waiver of Bank's rights hereunder shall be effective unless in a writing signed by Bank, and each waiver shall extend only to the specific instance involved and shall not impair or affect Bank's rights in any other respect at any other time. Subordinated Creditor hereby waives all notices with respect to the subject matter hereof, including, but not limited to, notice of acceptance of this Agreement, of the making of loans or advances to the Borrower or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action. This Agreement shall be binding upon the successors and assigns of Subordinated Creditor, may not be amended except by a writing signed by the parties hereto, and shall be construed according to the laws of the State of Colorado.

        13. Subject to the provisions of this Agreement and the rights of Bank hereunder, as between Borrower and Subordinated Creditor, nothing herein contained shall impair the obligation of Borrower, which is absolute and unconditional, to pay the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent Subordinated Creditor upon default with respect to the Subordinated Debt, from exercising all rights, powers and remedies otherwise provided therein or by applicable law.

        14. Subordinated Creditor hereby acknowledges that its undertakings hereunder, including its agreement to be bound by the limitations on the payment of Management Fees set forth in the Loan Agreement, are not subject to the non-recourse provisions set forth in Paragraph 8.1 of the Loan Agreement and that Bank may take any legal action against Subordinated Creditor by reason of such undertakings and Bank shall have unlimited recourse against the separate assets of Subordinated Creditor in order to satisfy any liability of Subordinated Creditor to Bank by reason of such undertakings.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ATTEST:                            JONES CABLE CORPORATION,
                                   a Colorado corporation


By:                                By:
   ---------------------------        ---------------------------------

Title:                             Title:
      ------------------------           ------------------------------


[CORPORATE SEAL]
                                   COLORADO NATIONAL BANK


                                   By:
                                      ---------------------------------

                                   Title:
                                         ------------------------------

The undersigned hereby:

(a) acknowledges and confirms that it has received an executed copy of this Subordination Agreement and approves of and consents to it in all respects; and

(b) agrees to be bound by and to observe all of the terms and conditions of this Subordination Agreement.

IDS/JONES GROWTH PARTNERS 87-A, LTD.,
a Colorado limited partnership

By:  JONES CABLE CORPORATION,
     a Colorado corporation,
     its Managing General Partner


     By:
        --------------------------

     Title:
           -----------------------

                               February 28, 1996



Colorado National Bank
Seventeenth Street at Champa
Denver, Colorado  80202

     Re: Subordination Agreements dated as of February 28, 1996, by and between Colorado National Bank and each of Jones Intercable, Inc. and Jones Cable Corporation

Ladies and Gentlemen:

     I am Vice president and General Counsel of each of Jones Intercable, Inc., a Colorado corporation ("Intercable") and Jones Cable Corporation, a Colorado corporation ("JCC"), and have acted as counsel to Intercable and to JCC in connection with a $10,000,000 credit facility extended to IDS/Jones Growth Partners 87-A, a Colorado limited partnership (the "Borrower") pursuant to a Revolving Credit Agreement (the "Loan Agreement") dated as of February 28, 1996, by and between the Borrower and Colorado National Bank (the "Bank").

     This opinion is being rendered to you in compliance with Paragraph 4.6 of the Loan Agreement. Capitalized terms used herein without definition have the same meanings as in the Loan Agreement.

     In my capacity as such counsel, I have examined originals, or copies identified to my satisfaction as being true copies, of such records, documents or other instruments as in my judgment are necessary or appropriate to enable me to render the opinions expressed below. These records, documents and instruments included the following:

     1. The Articles of Incorporation of each of Intercable and JCC, as amended to date;

     2.   The bylaws of each of Intercable and JCC, as amended to date;

                                   EXHIBIT F
                                   ---------

Colorado National Bank
February 28, 1996
Page 2



     3. All records of proceedings and actions of the Board of Directors of each of Intercable and JCC relating to the transactions contemplated by the Loan Agreement;

     4.   The Loan Agreement;

     5. That certain Subordination Agreement dated the date hereof by and between Intercable and the Bank (the "Intercable Subordination Agreement") and

     6. That certain Subordination Agreement dated the date hereof by and between JCC and the Bank (the "JCC Subordination Agreement").

     I have obtained and relied upon such certificates and assurances from public officials as I have deemed necessary in connection with the opinions set forth herein.

     I have investigated such questions of law for the purpose of rendering this opinion as I have deemed necessary. This opinion is limited in all respects to the internal laws of the State of Colorado and to United States federal law (except that no opinion is expressed herein as to the Communications Act of 1934, as amended, the rules and regulations of the Federal Communications Commission promulgated pursuant thereto, or to the rules and regulations of the United States Copyright Office and the Copyright Royalty Tribunal, or to matters controlled by, required by, or issued pursuant to, any of the foregoing). I express no opinion herein as to whether a Colorado or other court would apply Colorado law to any particular aspect of the subject matter hereof.

     On the basis of the foregoing and in reliance thereon, and subject to the limitations, qualifications and exceptions set forth below, I am of the opinion that:

     1. Each of Intercable and JCC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado.

     2. (a) Intercable has the corporate power and authority to execute and deliver the Intercable Subordination Agreement and perform its obligations thereunder, and all such action has been duly and validly

Colorado National Bank
February 28, 1996
Page 3



authorized by all necessary corporate proceedings on its part.

          (b) JCC has the corporate power and authority to execute and deliver the JCC Subordination Agreement and perform its obligations thereunder, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

     3. (a) The Intercable Subordination Agreement has been duly and validly executed and delivered by Intercable, and constitutes the legal, valid and binding obligation of Intercable, enforceable against it in accordance with the terms thereof.

          (b) The JCC Subordination Agreement has been duly and validly executed and delivered by JCC, and constitutes the legal, valid and binding obligation of JCC, enforceable against it in accordance with the terms thereof.

     4. No consent or approval by, and no filing with, any federal or Colorado governmental agency or regulatory body, is necessary on the part of either Intercable or JCC in connection with the execution, delivery and performance by Intercable and JCC of the Intercable Subordination Agreement and the JCC Subordination Agreement, respectively.

     5. Neither the execution, delivery or performance by Intercable of the Intercable Subordination Agreement or by JCC of the JCC Subordination Agreement
(a) constitutes a violation of any Colorado or federal law, except for violations which, in the aggregate, would not materially and adversely effect the business, operations or financial condition of Intercable or JCC or the ability of either thereof to perform its respective obligations under the Subordination Agreements or (b) constitutes a breach of or a default under the respective Articles of Incorporation or bylaws of Intercable and JCC or, to my knowledge, any agreement or instrument to which Intercable or JCC is a party or to or by which any of their respective properties are subject or bound, the breach of or default under which would have a materially adverse effect on the business, operations or financial condition of Intercable and JCC

     My opinion in Paragraph 3 above as to the enforceability of the Subordination Agreements is subject to the following limitations: (i) such enforceability may be

Colorado National Bank
February 28, 1996
Page 4



limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally; (ii) certain rights and remedies granted to the Bank may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;
(iii) the Colorado Uniform Commercial Code and other laws and judicial decisions of Colorado require that the Bank exercise its rights in the Collateral in good faith and in a commercially reasonable manner and a court may decline to strictly enforce certain covenants in the Subordination Agreements if it concludes that such enforcement would be unreasonable under the then existing circumstances (iv) public policy considerations may limit the rights of the Bank to obtain certain remedies; (v) no opinion is expressed as to the enforceability of the provisions of the Subordination Agreements which purport to authorize the Bank to execute documents in the name or on behalf of Intercable or JCC without the signatures of the appropriate representatives thereof; and (vi) no opinion is expressed as to the enforceability of any choice of law, severability, or waiver provisions contained in the Subordination Agreements.

     To the extent that the obligations of either Intercable or JCC may be dependent upon such matters, I assume for purposes of this opinion that the Bank is duly organized, validly existing and in good standing under its jurisdiction of organization; that to the extent contemplated thereby, the Subordination Agreements have been duly authorized executed and delivered by the Bank and constitute the legal, valid and binding obligations of the Bank, enforceable in accordance with their respective terms; and that the Bank has the requisite corporate or other organizational power and authority to perform its obligations under the Subordination Agreements.

     This opinion is as of the date hereof and I disclaim any undertaking or obligation to advise the Bank of changes which may hereafter be brought to my attention. This opinion is rendered only to the Bank, and is solely for its benefit in connection with the transactions contemplated by the Loan Agreement This opinion may not be relied upon by the Bank for any other purpose or relied upon by any other

Colorado National Bank
February 28, 1996
Page 5



person, firm or corporation for any purpose without my prior written consent.

                              Very truly yours,


                              Elizabeth M. Steele
                              General Counsel